As filed with the Securities and Exchange Commission on October 31, 2025

Securities Act File No. 333-287221

1940 Act File No. 811-24090

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. __	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

AAM Alternatives Trust
(formerly, AAM/Wilshire Infrastructure Fund)

(Registrant Exact Name as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))

626-385-5777

(Registrant’s Telephone Number, including Area Code)

Diane J. Drake

AAM Alternatives Trust

c/o Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy to:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626-7653

714-830-0679

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the date on which this registration statement becomes effective

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934) (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated October 31, 2025

AAM/WILSHIRE INFRASTRUCTURE FUND

PROSPECTUS

Class S Shares

Class D Shares

Class I Shares

The Fund. The AAM/Wilshire Infrastructure Fund (the “Fund”), a series of AAM Alternatives Trust, a Delaware statutory trust (the “Trust”), is a non-diversified, closed-end investment company that continuously offers its shares.

Investment Objectives. The Fund seeks to provide capital appreciation. As a secondary objective, the Fund seeks to provide current income.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide direct or indirect exposure to infrastructure assets (an “Infrastructure Investment”). The Fund considers “infrastructure assets” to be assets that primarily comprise physical and organizational structures, facilities, buildings, systems, and networks, and their associated operations in specific sectors and industries, including power and energy, utilities, communications, transportation, and social (e.g., education and healthcare facilities). An Infrastructure Investment comprises any investment that, at the time of investment, derives at least 50% of its revenue or profits from, or devotes at least 50% of its assets to, the ownership, operation, financing, or servicing of infrastructure assets (“Infrastructure Investment Threshold”). An Infrastructure Investment may also include any investment that, at the time of investment, does not meet the Infrastructure Investment Threshold but which, under normal market conditions or upon reaching scale, could reasonably be expected to meet the Infrastructure Investment Threshold (each, a “Developing Infrastructure Investment”). The Advisor will continuously monitor the progress of each Developing Infrastructure Investment and will no longer count such an investment towards the 80% policy if it fails to satisfy the Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment.

The Fund seeks to gain exposure to infrastructure assets directly, or indirectly through special purpose vehicles, through (i) primary investments in new interests in private funds that invest primarily, or have investment strategies that indicate that they will invest primarily, in infrastructure assets (“Portfolio Funds”), and that are managed by third-party managers (“Portfolio Fund Managers”) (“Primary Investments”), (ii) secondary investments in Portfolio Funds (“Secondary Investments”), and (iii) direct co-investments in infrastructure assets or private infrastructure companies that may own or otherwise be responsible for operating and/or developing infrastructure assets (“Portfolio Companies”) that are made alongside a general partner or manager (or equivalent) (“Co-Investments” and together with Primary Investments and Secondary Investments, the “Private Infrastructure Investments”). Wilshire Advisors LLC (“Wilshire”), which serves as a Fund sub-advisor, designs, constructs, and manages the portion of the Fund’s portfolio that is allocated to Private Infrastructure Investments. Under normal circumstances, when its assets are fully deployed, the Fund will seek to obtain exposure to Private Infrastructure Investments by targeting the following allocation ranges: (i) 40-60% of the Fund’s exposure obtained through Primary Investments, (ii) 20-40% of the Fund’s exposure obtained through Co-Investments, and (iii) 10-30% of the Fund’s exposure obtained through Secondary Investments. The Fund will obtain consent or approval from the issuer prior to purchasing a Secondary Investment. The Fund may invest in Portfolio Funds that are managed by affiliates of the Advisor or the Sub-Advisors (as defined below).

i

The Fund’s portfolio will consist of Private Infrastructure Investments that vary across industries, sectors, market segments, and geographies. The Fund seeks to allocate its Private Infrastructure Investments across geographies, targeting 50-80% in North America, 10-40% in Europe, and 0-20% in other developed countries or markets. The Fund’s portfolio may include investments denominated in foreign currencies. The Fund’s investment in Infrastructure Investments includes both Private Infrastructure Investments and applicable holdings within the Liquid Investment Portfolio (as defined below).

The Fund invests in fixed income and other investments to the extent required for purposes of liquidity management and compliance with certain requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable rules thereunder. The Fund’s liquid investment portfolio may include fixed income securities and instruments; collateralized loan obligations (“CLOs”); shares of registered investment companies that invest primarily in fixed income securities or instruments, including mutual funds, exchange-traded funds (“ETFs”), and money market funds; and/or cash, cash equivalents, and other short-term investments (together, the “Liquid Investment Portfolio”). The Fund intends to count the value of any money market funds, cash, other cash equivalents, or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Infrastructure Investments, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% investment policy.

The Fund’s portfolio will be designed with the goal of creating a varied set of assets, balancing long-term growth and current income. The Fund creates a varied portfolio in part to seek to dampen inter-quarter volatility and insulate the Fund’s portfolio from cyclical effects of the broader market.

The Fund’s portfolio is expected to consist of private investments across multiple sponsors and investment types that employ one of three strategies: (i) value added, (ii) opportunistic, and (iii) core/core+.

Investment Advisor. The Fund’s investment advisor is Advisors Asset Management, Inc. (the “Advisor”).

Sub-Advisors. The Fund’s sub-advisors are Wilshire and Sun Life Capital Management (U.S.) LLC.

The Offering. This Prospectus applies to the offering of shares of beneficial interest (“Shares”) of the Fund, designated as Class S Shares, Class D Shares, and Class I Shares. The Fund intends to apply for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that would permit the Fund to issue multiple classes of Shares and to impose asset-based distribution fees. Class S Shares and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the SEC will grant the exemptive relief requested by the Fund. The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share. The Fund is authorized to issue an unlimited number of Shares. No arrangement has been made to place investors’ funds in an escrow, trust or similar account. Quasar Distributors, LLC is the exclusive distributor for Shares on a best efforts basis. See “The Offering.”

	Per Class S Share	Per Class D Share	Per Class I Share
Public Offering Price	At current NAV	At current NAV	At current NAV
Sales Load(1) as a percentage of purchase amount	[3.50]%	[None]	[None]
Proceeds to the Fund(2)	Current NAV minus sales load	Current NAV	Current NAV

(1)	Generally, the minimum initial investment for Class S Shares and Class D Shares in the Fund from each investor is at least [$5,000], and the minimum initial investment for Class I Shares in the Fund from each investor is at least [$1,000,000]. The minimum initial investment may be reduced or waived at the Advisor’s discretion. Investors purchasing Class S Shares (as defined herein) may be charged a sales load as described above. The table assumes the maximum sales load is charged.

(2)	Assumes the maximum sales load is charged. Shares will be offered in a continuous offering at the respective Share’s then current NAV, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Summary of Fees and Expenses.”

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund will conduct quarterly repurchase offers typically for 5% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and to approval of the Board of Trustees of the Trust. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the Fund’s NAV applicable to a repurchase offer is calculated will occur no later than 14 calendar days after the Repurchase Request Deadline (or the next business day if the fourteenth calendar day is not a business day) (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s initial quarterly repurchase offer is expected to occur in the second or third quarter of 2026. A repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange and does not expect any secondary trading market in the Shares to develop. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly offers to repurchase a portion of the Shares in an attempt to provide liquidity to shareholders, you should consider the Shares to be illiquid. See “Periodic Repurchase Offers.”

Risks. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation, and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided when an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of his or her investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in the “Principal Risks” section beginning on page 30 of this Prospectus.

An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•	You will not have access to the money you invest for an extended period of time.

•	You will not be able to sell your Shares regardless of how the Fund performs.

•	Because you will be unable to sell your Shares, you will be unable to reduce your exposure to Shares upon any market downturn.

•	The Fund does not intend to list its Shares on any securities exchange and the Fund does not expect a secondary market in its Shares to develop.

•	The Fund has implemented a Share repurchase program, but the Fund is required to repurchase only 5% (and may not repurchase more than 25%) of its outstanding Shares per quarter.

•	Shares are appropriate only for those investors who can tolerate a high degree of risk, do not require a liquid investment, and for whom an investment in the Fund does not constitute a complete investment program.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

•	Fund distributions may also be funded from the waiver or payment of certain expenses by the Advisor that will be subject to repayment in the future. The repayment of any amounts owed to the Advisor will reduce the future distributions to which you would otherwise be entitled.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [_________, 2025], has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this Prospectus. The SAI, annual and semi-annual reports to shareholders, and other information about the Fund, are available upon request and without charge by writing to the Fund via the following addresses: for regular mail at P.O. Box 2175, Milwaukee, Wisconsin 53201; and for overnight delivery at 235 W. Galena Street, Milwaukee, Wisconsin 532, by calling [_____________] or by visiting the Fund’s website at [___________].

The table of contents of the SAI appears on page B-1 of the SAI. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of current and prospective investors and is not intended to be an active link.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [___________], 2025.

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the AAM/Wilshire Infrastructure Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s Statement of Additional Information (“SAI”), each of which should be retained for future reference by any prospective investor.

The Fund

The Fund, a series of AAM Alternatives Trust, a Delaware statutory trust (the “Trust”), is a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”), designated as Class S Shares, Class D Shares, and Class I Shares. The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Advisors Asset Management, Inc. is the Fund’s investment advisor (the “Advisor”).

The Reorganization

Simultaneous with the commencement of the Fund’s operations (the “Inception Date”), a private investment vehicle managed by the Advisor (the “Predecessor Fund”) with a portfolio of investments is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund’s investment objectives, strategies, policies, guidelines, and restrictions were, in all material respects, equivalent to those of the Fund. Neither the Advisor nor any of its affiliates received any compensation from the Fund or the Predecessor Fund in connection with the Reorganization.

In connection with the Reorganization, the Predecessor Fund and the Fund each followed the same procedures for determining their net asset value (“NAV”) and the amount of each class of Shares issued in connection with the Reorganization and distributed pro rata to the holders of the Predecessor Fund. As a result, the Fund’s NAV per Share as of the close of business on its Inception Date was equal to the NAV per Share at which the Reorganization was effected.

The Offering

This Prospectus applies to the offering of Shares designated as Class S Shares, Class D Shares, and Class I Shares. The Fund intends to apply for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that would permit the Fund to issue multiple classes of Shares and to impose asset-based distribution fees. Class S Shares and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the SEC will grant the exemptive relief requested by the Fund.

Shares of the Fund will be offered on a continuous basis at NAV per Share. Shares will generally be offered for purchase on each day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion.

The Fund’s Shares are offered through Quasar Distributors, LLC (“Quasar Distributors” or the “Distributor”) as the exclusive distributor. A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject a purchase order for any reason. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the discretion of the Board of Trustees of the Trust (the “Board” or “Board of Trustees”). See “Purchase of Shares.” Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

1

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per Share. Subject to applicable law and approval of the Board, the Fund will seek to conduct such quarterly repurchase offers typically for 5% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 days and not more than 42 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The date on which the repurchase price for Shares is determined will be no later than the 14th day after the Repurchase Request Deadline (or the next Business Day, if the 14th day is not a Business Day). See “Periodic Repurchase Offers.”

A repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund’s Shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks — Repurchase Offers Risk.”

Investment Objectives	The Fund seeks to provide capital appreciation. As a secondary objective, the Fund seeks to provide current income.

Principal Investment Strategies	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide direct or indirect exposure to infrastructure assets (an “Infrastructure Investment”). The Fund considers “infrastructure assets” to be assets that primarily comprise physical and organizational structures, facilities, buildings, systems, and networks, and their associated operations in specific sectors and industries, including power and energy, utilities, communications, transportation, and social (e.g., education and healthcare facilities). An Infrastructure Investment comprises any investment that, at the time of investment, derives at least 50% of its revenue or profits from, or devotes at least 50% of its assets to, the ownership, operation, financing, or servicing of infrastructure assets (“Infrastructure Investment Threshold”). An Infrastructure Investment may also include any investment that, at the time of investment, does not meet the Infrastructure Investment Threshold but which, under normal market conditions or upon reaching scale, could reasonably be expected to meet the Infrastructure Investment Threshold (each, a “Developing Infrastructure Investment”). The Advisor will continuously monitor the progress of each Developing Infrastructure Investment and will no longer count such an investment towards the 80% policy if it fails to satisfy the Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment.

2

The Fund seeks to gain exposure to infrastructure assets directly, or indirectly through special purpose vehicles, through (i) primary investments in new interests in private funds that invest primarily, or have investment strategies that indicate that they will invest primarily, in infrastructure assets (“Portfolio Funds”), and that are managed by third-party managers (“Portfolio Fund Managers”) (“Primary Investments”), (ii) secondary investments in Portfolio Funds (“Secondary Investments”), and (iii) direct co-investments in infrastructure assets or private infrastructure companies that may own or otherwise be responsible for operating and/or developing infrastructure assets (“Portfolio Companies”) that are made alongside a general partner or manager (or equivalent) (“Co-Investments” and together with Primary Investments and Secondary Investments, the “Private Infrastructure Investments”). Wilshire Advisors LLC (“Wilshire”), which serves as a Fund sub-advisor, designs, constructs, and manages the portion of the Fund’s portfolio that is allocated to Private Infrastructure Investments. Under normal circumstances, when its assets are fully deployed, the Fund will seek to obtain exposure to Private Infrastructure Investments by targeting the following allocation ranges: (i) 40-60% of the Fund’s exposure obtained through Primary Investments, (ii) 20-40% of the Fund’s exposure obtained through Co-Investments, and (iii) 10-30% of the Fund’s exposure obtained through Secondary Investments. The Fund will obtain consent or approval from the issuer prior to purchasing a Secondary Investment. The Fund may invest in Portfolio Funds that are managed by affiliates of the Advisor or the Sub-Advisors (as defined below).

The Fund’s portfolio will consist of Private Infrastructure Investments that vary across industries, sectors, market segments, and geographies. The Fund seeks to allocate its Private Infrastructure Investments across geographies, targeting 50-80% in North America, 10-40% in Europe, and 0-20% in other developed countries or markets. The Fund’s portfolio may include investments denominated in foreign currencies. The Fund’s investment in Infrastructure Investments includes both Private Infrastructure Investments and applicable holdings within the Liquid Investment Portfolio (as defined below).

The Fund intends to apply for exemptive relief from the SEC that would permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Advisor, and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions.

The Fund invests in fixed income and other investments to the extent required for purposes of liquidity management and compliance with certain requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable rules thereunder. The Fund’s liquid investment portfolio may include fixed income securities and instruments; collateralized loan obligations (“CLOs”); shares of registered investment companies that invest primarily in fixed income securities or instruments, including mutual funds, exchange-traded funds (“ETFs”), and money market funds; and/or cash, cash equivalents, and other short-term investments (together, the “Liquid Investment Portfolio”). The Fund intends to count the value of any money market funds, cash, other cash equivalents, or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Infrastructure Investments, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% investment policy.

The Fund’s portfolio will be designed with the goal of creating a varied set of assets, balancing long-term growth and current income. The Fund creates a varied portfolio in part to seek to dampen inter-quarter volatility and insulate the Fund’s portfolio from cyclical effects of the broader market.

The Fund’s portfolio is expected to consist of private investments across multiple sponsors and investment types that employ one of three strategies: (i) value added, (ii) opportunistic, and (iii) core/core+. Strategies that are classified as “value added” generally consist of control or co-control positions in performing or underperforming assets. Strategies that are classified as “opportunistic” generally consist of control positions in the development, re-development, or repositioning of an asset, and special situations. “Core/core+ investments” are income-generating, typically involving essential services with long-term, predictable cash flows. The Fund seeks to allocate 40-70% of its assets to value added investments, 20-45% of its assets to opportunistic investments, and 10-25% of its assets to core/core+ investments.

3

Principal Risks

An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. You should consider carefully the risks summarized below, which are described in more detail under “Principal Risks” beginning on page 30 of this Prospectus.

RISKS RELATED TO AN INVESTMENT IN THE FUND

No Operating History. The Fund is new, and there is no operating history upon which prospective investors may evaluate the Fund. There is no assurance that the Fund or any particular investment will be successful.

Unlisted Closed-End Fund Structure; Limited Liquidity. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund.

Repurchase Offers Risk. Repurchase offers risk is the risk that the Fund’s repurchases of Shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund.

4

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

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Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. The Fund intends to make many of its investments through entities taxable as partnerships for U.S. federal income tax purposes. The determination of the value and the identity of the issuer of such investments for purposes of the diversification requirement may be unclear. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified, there are no assurances that the Internal Revenue Service (“IRS”) will agree with a Fund’s determination of the issuer under the diversification requirement with respect to such investments.

In addition, income derived from direct and certain indirect investments in infrastructure may not be qualifying income for purposes of the 90% gross income requirement and may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Shares.

Legal and Regulatory Risks. Legal and regulatory changes that could occur may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Fund’s investments. Any such developments could impair the effectiveness of the Fund’s investments and cause the Fund to lose value.

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Cybersecurity Risks. With the increased use of digital and network technologies, and the increased dependence on computer systems to perform ongoing business and operational functions, the Fund and its service providers, including the Advisor and Sub-Advisors (as defined below), may be susceptible to operational and information security risks resulting from cyber incidents and attacks. Such cyber incidents may result from intentional or unintentional events, including systems malfunctions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, or cyber-attacks which shut down, disable, or otherwise disrupt operations or prevent website access (including denial of service attacks). Such incidents may adversely impact the Fund and its investors, potentially resulting in, among other things, financial losses; violations of applicable privacy and other laws; regulatory fines and penalties; reputational damage; and/or reimbursement or other compensation costs.

RISKS RELATED TO THE FUND’S INVESTMENTS

Investments in Portfolio Funds; Dependence on Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives.

Portfolio Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund Managers may not be registered as investment advisors under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisors, the Fund will not have the benefit of certain of the protections of the Advisers Act.

There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Leverage in Portfolio Funds and Portfolio Companies. The Fund may invest in Portfolio Funds which use borrowings to finance investments or to meet operating expenses. In addition, Portfolio Companies may incur significant amounts of debt. The use of leverage may enable Portfolio Funds or Portfolio Companies to produce higher total returns. However, since any fall in the value of a Portfolio Fund’s investments or a Portfolio Company is borne by that Portfolio Fund or Portfolio Company, where there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund’s capital and therefore have a material adverse impact on returns to the Fund.

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Portfolio Funds’ Interests are Generally Illiquid. The interests of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. There is no regular market for interests in many Portfolio Funds or Portfolio Companies, which typically must be sold in privately negotiated transactions. If the Advisor or Wilshire determines to cause the Fund to sell its interest in a Portfolio Fund or a Portfolio Company, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Valuation of the Fund’s Private Infrastructure Investments. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund’s interests in Private Infrastructure Investments is ordinarily determined each Business Day based in part on estimated valuations provided by Portfolio Fund Managers and also on valuation determinations made by the Advisor, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Advisor’s fair value determinations.

Investors should be aware that situations involving uncertainties as to the valuations by Private Infrastructure Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Private Infrastructure Investments based upon which the Fund determines its NAV on each Business Day may be subject to later adjustment or revision. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds.

Capital Call Risk. The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding capital calls or near-term investment opportunities. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment strategies, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the Private Infrastructure Investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

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Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Risks Related to Portfolio Companies. The Private Infrastructure Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. For example, an early-stage Portfolio Company may be one that has obtained permitting, licensing, and governmental approval to develop a project, and has identified a customer, but has not yet commenced revenue generating activities. This may also include Portfolio Companies with assets that are in one or more of various stages of their lifecycle or useful life, including development, construction, newly operating, regular operations, depreciating, and terminating. The Private Infrastructure Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Limited Operating History of Portfolio Companies. Portfolio Companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. There can be no assurance that the Portfolio Companies will ever achieve the return targets sought by the Fund at the time the Fund makes an investment.

Competition for Investment Opportunities. The Fund competes for investments with other investment funds (including registered investment companies, private infrastructure equity and debt funds, and fund-of-funds), other institutional investors, including public and corporate pension plans, sovereign wealth funds, endowments and foundations, insurance companies, family offices, and high net worth individuals, as well as traditional and non-traditional sources of infrastructure funding, including, but not limited to traditional financial services companies such as commercial banks, project finance companies, business development companies, SPACs, and hedge funds. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund.

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if the Advisor, Wilshire, or a Portfolio Fund Manager identifies an attractive investment opportunity, the Fund or the Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss.

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Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time.

Risks Related to Secondary Investments. The acquisition of private market interests through Secondary Investments will be subject to each of the risks set forth below and those risks should be carefully evaluated before making an investment in the Fund. Secondary Investments will also be subject to a number of additional risks and uncertainties.

•	Valuation Risks. Secondary Investments may be difficult to value because it may be relatively difficult to obtain reliable valuations of the investments underlying the Secondary Investments or reliable information regarding the Portfolio Companies to which such investments relate when making investment decisions.

•	Transaction Risks. The purchase price of Secondary Investments will be subject to negotiation with the sellers of such interests and suitable terms for a transaction may not be obtained or the Advisor may not obtain an optimal price or market discount for such interests, which may adversely affect the performance of the Fund.

•	Portfolio Risks. The Advisor may have the opportunity to acquire a portfolio of Secondary Investments from a seller on an “all or nothing” basis. Certain of the Secondary Investments may be less attractive than others, and certain of the sponsors of such Secondary Investments may be more familiar to the Advisor than others or may be more experienced or highly regarded than others. In such cases, it may not be possible to carve out from such purchases those investments which the Advisor considers (for commercial, tax, legal or other reasons) less attractive.

•	Concentration Risk Associated with Single Asset Deals and Continuation Funds. The Fund may participate in single-asset restructurings where it invests in continuation vehicles formed by a third-party fund manager to retain an existing interest in a sole Portfolio Company. Investments in single-asset deals and/or in Portfolio Funds that are continuation vehicles holding a single Portfolio Company may decrease the Fund’s level of diversification. As a consequence, the aggregate returns realized by investors may be substantially adversely affected by the unfavorable performance of a small number of these investments.

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Risks Related to Co-Investments. Co-Investments will be subject to each of the risks set forth below and those risks should be carefully evaluated before making an investment in the Fund. Co-Investments will also be subject to a number of additional risks and uncertainties.

•	No Control of Co-Investment Vehicles. The Fund may invest indirectly in Portfolio Companies with third-party co-investors by means of co-investment vehicles formed to facilitate such investments. The realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Fund, because the third-party fund managers may control the exit process or because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure.

•	Adverse Effects of Third-Party Co-Investors. Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Fund or may be in a position to take or block action in a manner contrary to the Fund’s investment objectives.

•	Reliance on Managers of Co-Investment Vehicles. The Fund will be highly dependent upon the capabilities of the private markets fund managers alongside whom the investment is made. The Fund may make binding commitments to co-investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co-investment vehicles. Neither the Advisor nor the Fund will have control over the timing of capital calls or distributions received from co-investment vehicles, or over investment decisions made by such co-investment vehicles.

The Fund also will generally not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.

•	Reliance on Reporting from Co-Investment Vehicles and Portfolio Companies. The Fund’s ability to deliver accurate and timely reports is dependent upon the accuracy and timeliness of the reports received from co-investment vehicles or the Portfolio Companies. If the Fund does not have the right to access particular information about the underlying Portfolio Companies, investors’ positions, including their tax position, may be prejudiced.

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Managers of co-investment vehicles and Portfolio Companies utilize divergent reporting standards that may make it difficult for the Advisor to accurately assess the prior performance of the sponsor of a potential co-investment vehicle. In addition, such reporting variances may affect the ability of the Advisor to accurately value and monitor underlying investments.

•	Affiliated Transactions. The 1940 Act contains prohibitions and restrictions relating to transactions with affiliates of the Fund. The Advisor and the Fund intend to obtain an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in privately negotiated investments. However, there is no guarantee that the SEC will grant the exemptive order requested and, if granted, the exemptive order is expected to include certain conditions that would limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where affiliated funds have an existing investment in the Portfolio Company. Additionally, third parties, such as the managers of co-investment vehicles and Portfolio Funds, may not prioritize an allocation to the Fund when faced with a more established pool of capital also competing for allocation. Ultimately, an inability to receive the desired allocation to certain infrastructure assets could represent a risk to the Fund’s ability to achieve the desired investment returns.

•	Risk of Dilution. The Fund or a co-investment vehicle may not obtain the right to participate in all follow-on investment opportunities of a Portfolio Company or may not obtain other anti-dilution rights. If the Fund or a co-investment vehicle does not participate in a follow-on investment or does not obtain anti-dilution rights, the initial investment of the Fund or a co-investment vehicle in such Portfolio Company may be subject to dilution over time.

Concentration of Investments. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., power and energy, utilities, communications, transportation, and social infrastructure assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types, industries, and market segments.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally.

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Currency Risk. Although the Fund invests primarily in the United States, the Fund’s portfolio may include investments denominated in foreign currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange controls, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

CLO Risks. In addition to the general risks associated with investing in fixed income securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs; and (v) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

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ETF and Mutual Fund Risk. Investing in ETFs or mutual funds will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a price above (premium) or below (discount) their NAV. In addition, an index-based ETF or mutual fund may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Temporary Investments. The allocation among Fund investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations and to manage liquidity for repurchase requests and new Private Infrastructure Investments, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments, including money market funds, short-term U.S. Treasury securities and other investment-grade fixed income securities, and other liquid investments. Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in Private Infrastructure Investments.

RISKS RELATED TO INFRASTRUCTURE INVESTMENTS

Investments in Infrastructure Assets. Investments by the Portfolio Funds in infrastructure and infrastructure-related assets will involve a number of risks not always found in private market investments, including the following: (a) Portfolio Companies may be subject to substantial governmental regulation or reliant or dependent on governmental contracts, leases, or concessions; (b) with a large number of new infrastructure fund managers and a significant amount of capital being raised, there could potentially be an increase in the current valuation of infrastructure assets and ultimately downward pressure on future returns; (c) infrastructure investments can have a substantial environmental impact and may be subject to numerous regulations relating to environmental protection; (d) certain infrastructure assets may be at increased risk of terrorist attacks owing to their regional or national profile, causing significant harm to employees, assets and potentially the surrounding community; and (e) the use of infrastructure assets may be interrupted or otherwise affected by a variety of events including serious traffic accidents, natural disasters, man-made disasters, defective design and construction, general economic conditions, and other unforeseen circumstances and incidents. If the use of the infrastructure assets held by the Portfolio Funds is interrupted in whole or in part for any period as a result of any such events, the revenues of such investments could be reduced and the costs of maintenance or restoration as well as the overall public confidence in such infrastructure assets could be reduced.

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Specific infrastructure and infrastructure-related assets may be subject to the following additional risks:

•	Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments.

•	Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.

•	Utilities company revenues and costs are subject to regulation by states and other regulators. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Development Risks. The successful development of new or expansion infrastructure projects entails a variety of operating and technical risks (some of which may be unforeseeable at the time a project is commenced) and may require or result in the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such factors may include: political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environmentally related issues, construction risks and delays (such as late delivery of necessary equipment), labor disputes (such as work stoppages), counterparty non-performance, project feasibility assessment, and dealings with and reliance on third-party consultants.

Operations and Maintenance Risk. The operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosions, fires, terrorist attacks, major plant breakdowns, pipeline or electricity line ruptures, or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets. In addition, the cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in permanent loss of customers, substantial litigation, or penalties for regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies.

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Commodity Price Risk. Infrastructure investments may be subject to commodity price risk, including, without limitation, the price of electricity and the price of fuel. The operation and cash flows of any Private Infrastructure Investment may depend, in some cases to a significant extent, upon prevailing or improving market prices for energy commodities (such as oil, gas, coal, and power). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations. Market prices of these energy commodities as well as other inputs may fluctuate materially depending on a variety of factors beyond the control of a Portfolio Fund, including, without limitation, weather conditions, foreign and domestic supply and demand, force majeure events, changes in law, governmental regulations, prices and availability of alternative fuels and energy sources, international political conditions including those in the Middle East, actions of the Organization of Petroleum Exporting Countries (and other oil- and natural gas-producing nations), and overall economic conditions.

Real Estate Risks. Infrastructure investments may be subject to the risks inherent in the ownership and operation of assets or business which derive a substantial amount of their value from real estate and real estate-related interests. These types of underlying interests are typically illiquid. Deterioration of real estate fundamentals may negatively impact the performance of such investments.

Investment in Restructurings. Infrastructure investments may include restructurings that involve Portfolio Companies that are experiencing or are expected to experience financial difficulties, including overleveraged, distressed, or underperforming companies. Infrastructure investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities that may exceed the value of such Portfolio Fund’s original investment therein.

Governmental and Regulatory Risks. In many instances, the operation or acquisition of infrastructure assets involves an ongoing commitment to or from a governmental agency. The nature of these obligations and dependencies expose the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses, especially given that governmental entities have considerable discretion to change or increase regulation of the operations of investments or to implement laws, regulations, or policies affecting their operations, separate from any contractual rights that the government counterparties may have.

Change of Law and Sovereign Risk. Government counterparties may have the discretion to change or increase regulation of a Portfolio Company’s operations, or implement laws or regulations affecting the Portfolio Company’s operations, separate from any contractual rights it may have. A Portfolio Company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. There can be no assurance that the relevant governmental entities will not legislate, impose regulations, or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of a Portfolio Fund’s investments.

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Outside Events. Events outside the control of a Portfolio Company, such as political action and governmental regulation, demographic changes, economic growth, increasing fuel prices, government macroeconomic policies, toll, tariff and other fee rates, social stability, technical obsolescence, competition from untolled or other forms of transportation, natural disasters, changes in weather, changes in demand for products or services, defective design or construction, bankruptcy or financial difficulty of a major customer, acts of war or terrorism, and other unforeseen circumstances and incidents could significantly reduce the revenues generated or significantly increase the expense of constructing, operating, maintaining, or restoring infrastructure facilities.

Rate Regulation. Certain infrastructure assets may be subject to rate regulations that determine or limit the prices they may charge, particularly if a Portfolio Company is the sole or predominant service provider in its service area or provides services that are essential to the community. Unfavorable price determinations may be final with no right of appeal or, despite a right of appeal, could result in its profits being negatively affected and Portfolio Companies not meeting initial return expectations.

Inflation Risk. Some Portfolio Companies may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. Typically, as inflation rises, a Portfolio Company will earn more revenue, but will incur higher expenses; as inflation declines, a Portfolio Company may not be able to reduce expenses in line with any resulting reduction in revenue. Moreover, many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate. While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash generated by a portfolio investment.

Interest Rate Risk. Infrastructure assets are often highly leveraged and, as a result, are potentially exposed to adverse interest rate movements and increasing cost of debt. In addition, the regulatory regimes governing regulated infrastructure assets typically use prevailing market interest rates in determining the allowed revenue that can be generated from these assets. As a result, revenue fluctuates with interest rate movements. Movements in interest rates may also affect the appropriate discount rate to be used to value a Portfolio Fund’s investments, resulting in variations in their valuation, which may affect returns from the Portfolio Fund.

Environmental Matters. Infrastructure assets may be subject to numerous statutes, rules, and regulations relating to environmental protection. Certain statutes, rules, and regulations might require that investments address prior environmental contamination, including soil and groundwater contamination, which results from the spillage of fuel, hazardous materials, or other pollutants. Under various environmental statutes, rules, and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal, or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. A Portfolio Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and the loss may exceed the value of such investment. Furthermore, changes in environmental laws or in the environmental condition of an investment by a Portfolio Fund may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for infrastructure assets.

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Documentation and Legal Risks. Infrastructure projects, and investments in or financing thereof, are usually governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher than for other investments. Additional legal risks that infrastructure assets may be exposed to include, but are not limited to, environmental issues, land expropriation, and other property-related claims, industrial action, and legal action from special interest groups.

Energy Sub-Sector Risks. Portfolio Funds may invest in companies involved in, or supporting, the production and distribution of power and related infrastructure. The operations of power and energy infrastructure companies are subject to many risks inherent in the transportation, processing, storing, distributing, or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products, or other hydrocarbons, or in the producing of such commodities, including, without limitation: damage to pipelines, storage tanks, or related equipment and surrounding properties caused by floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations, any and all of which could result in lower than expected returns to such Portfolio Fund.

Demand/Usage Risk. Demand, usage, and throughput risk can affect the performance of energy-related investments. To the extent that a Portfolio Fund’s assumptions regarding the demand, usage, and throughput assets prove incorrect, returns to such Portfolio Fund could be adversely affected. Some of the investments may be subject to seasonal variations, including greater revenues and profitability during different seasons of the year. Moreover, Portfolio Companies may face competition from other infrastructure assets in the vicinity of the assets they operate. If Portfolio Companies are unable to compete successfully with such alternatives, their business, financial condition, and results of operation could be materially and adversely affected.

Renewable Energy. A Portfolio Fund may make investments in renewable energy projects. Renewable energy technologies have rapidly evolved resulting in a significant decline in the cost of wind and solar projects, and renewable energy generation reaching cost parity with fossil fuel sources of generation including natural gas, oil, and coal. Certain emerging renewable energy technologies including battery storage may prove unsuitable for widespread commercial deployment or if the demand for renewable energy products fails to develop sufficiently (including as a result of changes in market conditions, such as a decrease in the price of fossil fuels), investments in renewable energy projects may be adversely affected. While renewable energy projects currently enjoy wide support from national and local governments and regulatory agencies, there is no assurance that such support will continue in the future and any reduction or elimination of governmental support will have an adverse effect.

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Government Regulation of the Natural Resources Industry. The natural resources industry is subject to substantial regulation by U.S. federal, state and local, and non-U.S., governmental bodies relating to pricing, taxation, marketing, operations, and environmental and safety matters when compared to other areas of commerce. Additionally, various laws and regulations relating to the protection of the environment may affect the operations and costs of the companies engaged in the natural resources industry. These laws and regulations may: (i) restrict the types, quantities, and concentration of various substances that can be released into the environment; (ii) require monitoring, reporting of, or precautions relating to, the storage, use, or release of certain chemicals and hazardous substances; (iii) require removal or clean-up of contamination under certain circumstances, which may require the expenditure of material amounts over a significant period of time; and (iv) impose substantial civil liabilities or criminal penalties for failures to comply with such laws and regulations. New and existing regulations, increased taxation, changing regulatory schemes, increased governmental reporting or registration requirements, and the burdens of regulatory compliance all may have a material negative impact on the performance of such investments.

Insurance Limitations. Risks normally covered under insurance policies include: (i) fires; (ii) explosions; (iii) blow-outs; (iv) uncontrollable flows of gas, formation water or drilling fluids; (v) natural disasters; (vi) pipe or cement failure; (vii) casing collapses; (viii) abnormally pressured formations; (ix) acts of terrorism; and (x) environmental hazards such as leaks and pipeline ruptures. Insurance to cover some of these risks may be prohibitively expensive, with high deductibles, or unavailable, particularly as to acts of terrorism or damage from natural disasters. A Portfolio Fund may carry certain insurance coverage for many, but not all, of these potential risks, and certain deductibles generally at standard industry levels that must first be paid before collecting under the policy. In addition, insurance is subject to certain exclusions and limitations. As a result, a Portfolio Fund may not have insurance or sufficient insurance to cover all of these risks for the full potential damage.

Management of the Fund	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. See “Management of the Fund.”

The Advisor	The Fund’s investment advisor, Advisors Asset Management, Inc., 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is registered as an investment advisor with the SEC. As the Fund’s investment advisor pursuant to an investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”), the Advisor provides investment advice to the Fund under the ultimate supervision of, and subject to any policies established by, the Board.

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The Sub-Advisors

Wilshire Advisors LLC, 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401, is registered as an investment advisor with the SEC and serves as a sub-advisor to the Fund. As a Fund sub-advisor pursuant to an investment sub-advisory agreement between the Advisor and Wilshire (the “Wilshire Sub-Advisory Agreement”), Wilshire designs, constructs, and manages the portion of the Fund’s portfolio that is allocated to Private Infrastructure Investments.

Sun Life Capital Management (U.S.) LLC (“SLC Management” and together with Wilshire, the “Sub-Advisors”), One Sun Life Executive Park, Wellesley Hills, MA 02481, is registered as an investment advisor with the SEC and serves as a sub-advisor to the Fund. As a Fund sub-advisor pursuant to an investment sub-advisory agreement between the Advisor and SLC Management (the “SLC Management Sub-Advisory Agreement” and together with the Wilshire Sub-Advisory Agreement, the “Sub-Advisory Agreements”), SLC Management manages the Fund’s liquid investment portfolio.

Co-Administrators	UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC” and together with UMBFS, the “Co-Administrators”) act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature all documents required to be filed for compliance by the Fund with applicable laws and regulations, including those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. As compensation for their services, the Fund pays the Co-Administrators a fee payable monthly based on the Fund’s average daily net assets.

Distributor	The Fund has entered into a distribution agreement with Quasar Distributors pursuant to which Quasar Distributors acts as a distributor and agent of the Fund by assisting the Fund in connection with the offering and sale of each class of Shares. Among other things, Quasar Distributors, at the Fund’s request, facilitates or enters into agreements with investment advisors, broker-dealers and other financial intermediaries (each an “Intermediary” and collectively, the “Intermediaries”), as described more fully below, in order that such Intermediaries may offer and sell Shares of the Fund.

Intermediaries

The Advisor may pay compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated Intermediaries in connection with the sale, distribution and retention of Shares and/or account servicing. For example, the Advisor may pay compensation to Intermediaries for the purpose of promoting the sale of Shares, maintaining balances in the Fund and/or sub-accounting, administrative or account processing services. The amount of these payments is determined from time to time by the Advisor and may be substantial.

With respect to each Intermediary that may receive such payments from the Advisor, these payments will be paid by the Advisor from its own funds, based in most cases on the NAV of the Fund attributable to each client of such Intermediary who invests in the Fund. A portion of these payments may be paid through to the professional responsible for the client relationship and/or selling Shares. These payments may be made as long as a client of an Intermediary is invested in the Fund.

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The prospect of receiving, or the receipt of, ongoing compensation as described above by Intermediaries, out of the Advisor’s own funds and not as a charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares over sales of shares of funds (or other fund investments) with respect to which the Intermediary receives either no additional compensation or lower levels of additional compensation. The prospect of receiving, or the receipt of, such compensation may also provide Intermediaries and/or their salespersons with an incentive to favor recommending that shareholders maintain their assets in the Fund rather than re-allocate assets to other investments. These payment arrangements will not, however, change the price that an investor pays for any class of Shares or the amount that the Fund receives upon repurchase of any class of Shares. Investors should take such payment arrangements into account when considering and evaluating any recommendations relating to any class of Shares.

Investment Minimums	The minimum initial investment for Class S Shares and Class D Shares is [$5,000], subject to certain exceptions, and minimum subsequent investments are [$1,000]. The minimum initial investment for Class I Shares is [$1,000,000], and minimum subsequent investments are [$1,000]. Registered investment advisors (“RIAs”) may, in certain cases, aggregate client accounts for purposes of meeting the applicable investment minimum. Some Intermediaries may impose different or additional investment minimums. Initial and subsequent investment minimums may be reduced or waived at the Advisor’s discretion. See “Investment Minimums” below.

Distributions	The Fund expects to declare and pay dividends of net investment income quarterly and net realized gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee).

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described in this Prospectus. Subject to applicable law and approval of the Board, the Fund will seek to conduct such quarterly repurchase offers typically for 5% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

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Conflicts of Interest	The Advisor, Wilshire and SLC Management and each of their affiliates engages in other business activities and may trade in securities for their own accounts and manage the accounts of clients other than the Fund, including other investment vehicles, in which the Fund has no interest. Such activities may give rise to potential or actual conflicts of interest with the management and administration of the Fund. Any such conflicts could have a material adverse effect on the Fund and its shareholders. The Advisor, Wilshire and SLC Management will each manage conflicts in accordance with its respective conflict management procedures, however, there can be no assurance that all conflicts will be resolved in a manner that is favorable to the Fund or its shareholders. See “Conflicts of Interest.”

Fees and Expenses

Pursuant to the Advisory Agreement, the Advisor receives a management fee accrued daily and paid monthly in arrears at the annual rate of 1.25% of the Fund’s average daily net assets. The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments; brokerage commissions; the management fee; any non-investment related interest expense; legal and accounting fees; audit and tax preparation fees and expenses; the fees of any administrator or transfer agent retained by the Fund and related expenses; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Advisor or affiliates of the Advisor; fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; and any extraordinary expenses).

As an investor in Portfolio Funds, the Fund will indirectly bear asset-based fees and performance-based fees or allocations charged by the Portfolio Fund Managers. Such fees and performance-based compensation are in addition to the fees that are charged by the Advisor to the Fund. Generally, asset-based fees payable to Portfolio Fund Managers will range from 1.00% to 2.00% (annualized) of the Fund’s investment. In addition, certain Portfolio Fund Managers charge an incentive allocation or fee generally ranging from 10% to 20% of a Portfolio Fund’s net profits annually, although it is possible that such ranges may be exceeded for certain Portfolio Fund Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding the Advisor’s management fee, fees and expenses of private market assets and other investments (including the underlying fees of such private market assets and other investments); transactional costs (including but not limited to, brokerage commissions, the cost of third-party tax, legal, or operational due diligence advice obtained for the purpose of evaluating the Fund’s investments, advice related to obtaining a line of credit for the Fund, and the creation of wholly-owned subsidiaries of the Fund) associated with the acquisition and disposition of private market assets and other investments; interest payments incurred on borrowing by the Fund; fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; Rule 12b-1 distribution or shareholder servicing fees, as applicable; taxes, leverage interest, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, indemnification and other expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence) do not exceed 1.00%, 1.00%, and 1.00% of the average daily net assets of the Class S Shares, Class D Shares, and Class I Shares, respectively. This agreement is in effect through October 31, 2027, and it may be terminated before that date only by the Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

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Tax Matters	The Fund intends to elect to be treated and intends to qualify each year for taxation as a RIC under Subchapter M of the Code. As such, the Fund will generally not be subject to federal income tax on its net investment income and gains that it timely distributes to shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to federal excise tax on undistributed amounts, if any. The Fund’s distributions will generally be taxable to shareholders whether or not they are reinvested in additional Shares of the Fund.

Custodian	UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund. The Custodian’s principal business address is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.

Transfer Agent	UMBFS serves as transfer agent and registrar with respect to each class of Shares of the Fund.

Legal Counsel for the Fund	Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

Independent Auditors	[_____________] serves as the independent registered public accounting firm to the Fund.

SUMMARY OF FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER TRANSACTION FEES	Class S Shares(1)	Class D Shares(1)	Class I Shares
Maximum Sales Load	[3.50]%	None	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None	None	None
ANNUAL EXPENSES(2) (as a percentage of net assets attributable to common Shares)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Shareholder Servicing Fees(3)	0.85%	0.25%	None
Other Expenses(4)	0.56%	0.56%	0.56%
Acquired Fund Fees and Expenses(5)	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses(6)	3.29%	2.69%	2.44%

(1)	As of the date of this Prospectus, Class S and Class D Shares are not offered to investors.

(2)	The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses vary.

(3)	The Fund has adopted a distribution and shareholder services plan (the “Distribution and Shareholder Services Plan”) and pays the Distribution and Shareholder Servicing Fees under the Distribution and Shareholder Services Plan. The maximum annual rates at which the Distribution and Shareholder Servicing Fees may be paid under the Distribution and Shareholder Services Plan (calculated as a percentage of the Fund’s average daily net assets attributable to each of the Class S Shares and Class D Shares) is 0.85% for Class S Shares and 0.25% for Class D Shares, of which 0.25% is a shareholder servicing fee and the remaining portion, if any, is a distribution fee. Class I Shares are not subject to any distribution and/or shareholder servicing fee under the Distribution and Shareholder Services Plan. See “Distribution and Shareholder Services Plan.”

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(4)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Other Expenses include all other expenses incurred by the Fund, such as professional fees relating to legal, accounting, tax and audit expenses; Fund operating expenses such as transfer agency fees, custody fees, administration fees, trustee fees, and non-interest related line of credit fees (e.g., origination and maintenance fees); sub-transfer agency fees; and expenses relating to the continuous offering and sale of Shares.

(5)	Shareholders also indirectly bear a portion of the asset-based fees and performance-based fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable to Portfolio Fund Managers will range from 1.00% to 2.00% (annualized) of the Fund’s investment, and performance-based fees or incentive allocations typically range from 10% to 20% of a Portfolio Fund’s net profits annually, although it is possible that such ranges may be exceeded for certain Portfolio Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or incentive allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s current fiscal year.

(6)	The total annual fund operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses holders of each class of Shares will bear directly or indirectly.

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs associated with repurchases at this time, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per Share, and that the Fund’s operating expenses (as described above) remain the same. The Example is based on these assumptions and should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$67	$133	$201	$381
Class D Shares	$27	$84	$142	$302
Class I Shares	$25	$76	$130	$278

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FINANCIAL HIGHLIGHTS

Simultaneous with the commencement of the Fund’s operations, the Predecessor Fund, a private investment vehicle managed by the Advisor with a portfolio of investments, is expected to reorganize into the Fund. The Predecessor Fund’s investment objectives, strategies, policies, guidelines, and restrictions are, in all material respects, equivalent to those of the Fund. Because the Fund has not yet commenced operations, no financial highlights are shown.

THE FUND

The Fund, a series of the Trust, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on February 26, 2025. The Fund is expected to commence operations on March 31, 2026, in connection with the reorganization of the Predecessor Fund into the Fund. The Trust’s principal office is located at 235 W. Galena Street, Milwaukee, Wisconsin 53212.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objectives and strategies as stated below. The Advisor generally expects that, under normal circumstances, the Fund will be able to fully invest the net proceeds according to its investment objectives and strategies within approximately three months after receipt of the proceeds. However, in certain limited circumstances, such as in the case of unusually large cash inflows, the Fund may take up to six months to fully invest the net proceeds. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to shareholders. Pending investment of the net proceeds, the Fund will invest the offering proceeds in fixed income securities and instruments; CLOs; shares of registered investment companies that invest primarily in fixed income securities or instruments, including mutual funds, ETFs, and money market funds; and/or cash, cash equivalents, and other short-term investments.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives

The Fund seeks to provide capital appreciation. As a secondary objective, the Fund seeks to provide current income.

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Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide direct or indirect exposure to infrastructure assets. The Fund considers “infrastructure assets” to be assets that primarily comprise physical and organizational structures, facilities, buildings, systems, and networks, and their associated operations in specific sectors and industries, including power and energy, utilities, communications, transportation, and social (e.g., education and healthcare facilities). An Infrastructure Investment comprises any investment that, at the time of investment, satisfies the Infrastructure Investment Threshold. An Infrastructure Investment may also include any investment that, at the time of investment, does not meet the Infrastructure Investment Threshold but which, under normal market conditions or upon reaching scale, could reasonably be expected to meet the Infrastructure Investment Threshold (each, a “Developing Infrastructure Investment”). Developing Infrastructure Investments may include (1) Portfolio Funds that are expected to primarily invest in infrastructure assets; (2) private companies that own, operate, or develop infrastructure assets; or (3) infrastructure projects that are in the development, construction, or commissioning phase. The Advisor will continuously monitor the progress of each Developing Infrastructure Investment and will no longer count such an investment towards the 80% policy if it fails to satisfy the Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment. During the five-year period following an investment, Wilshire will evaluate and report to the Board quarterly the factors considered in determining that an investment continues to qualify as a Developing Infrastructure Investment. Such factors may include (a) for Portfolio Funds (i) the percentage of the Portfolio Fund’s investments that meet, or are reasonably expected to meet, the Infrastructure Investment Threshold, (ii) the pace and allocation of the Portfolio Fund’s committed capital toward infrastructure assets, (iii) whether the Portfolio Fund’s governing documents, investment policies, and stated objectives continue to target infrastructure assets, and (iv) the existence of binding commitments or identified opportunities to invest in infrastructure assets; (b) for private companies (i) progress in constructing, acquiring, or expanding infrastructure assets, (ii) growth in revenue, income, or assets attributable to infrastructure-related operations, (iii) executed or pending transactions to divest non-infrastructure businesses or acquire additional infrastructure assets, or (iv) receipt of material permits, licenses, concessions, or long-term contracts typical of infrastructure operations; (c) for infrastructure projects (i) progress through planning, permitting, financing, construction, or commissioning phases, (ii) achievement of project completion, commercial operation, or equivalent milestones, or (iii) execution of long-term revenue or usage contracts typical of infrastructure assets; or (d) other factors deemed relevant by Wilshire with respect to the Developing Infrastructure Investment meeting the Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment. The Fund will value Developing Infrastructure Investments using the same policies and procedures it uses to value Infrastructure Investments.

The Fund seeks to gain exposure to infrastructure assets directly, or indirectly through special purpose vehicles, through (i) Primary Investments in new interests in Portfolio Funds, (ii) Secondary Investments in Portfolio Funds, and (iii) direct Co-Investments in infrastructure assets or Portfolio Companies that are made alongside a general partner or manager (or equivalent). The Portfolio Funds are not registered as investment companies under the 1940 Act because they do not meet the definition of “investment company” under the 1940 Act or because they are relying on the exclusions in Sections 3(c)(1) and/or 3(c)(7) of the 1940 Act. Wilshire, which serves as a Fund sub-advisor, designs, constructs, and manages the portion of the Fund’s portfolio that is allocated to Private Infrastructure Investments. Under normal circumstances, when its assets are fully deployed, the Fund will seek to obtain exposure to Private Infrastructure Investments by targeting the following allocation ranges: (i) 40-60% of the Fund’s exposure obtained through Primary Investments, (ii) 20-40% of the Fund’s exposure obtained through Co-Investments, and (iii) 10-30% of the Fund’s exposure obtained through Secondary Investments. The Fund will obtain consent or approval from the issuer prior to purchasing a Secondary Investment. The Fund may invest in Portfolio Funds that are managed by affiliates of the Advisor or the Sub-Advisors.

The Fund’s portfolio will consist of Private Infrastructure Investments that vary across industries, sectors, market segments, and geographies. The Fund seeks to allocate its Private Infrastructure Investments across geographies, targeting 50-80% in North America, 10-40% in Europe, and 0-20% in other developed countries or markets. The Fund’s portfolio may include investments denominated in foreign currencies. The Fund’s investment in Infrastructure Investments includes both Private Infrastructure Investments and applicable holdings within the Liquid Investment Portfolio.

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The Fund intends to apply for exemptive relief from the SEC that would permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Advisor, and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions.

The Fund invests in fixed income and other investments to the extent required for purposes of liquidity management and compliance with certain requirements under the 1940 Act, and applicable rules thereunder. The Liquid Investment Portfolio may include fixed income securities and instruments; CLOs; shares of registered investment companies that invest primarily in fixed income securities or instruments, including mutual funds, ETFs, and money market funds; and/or cash, cash equivalents, and other short-term investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents, or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Infrastructure Investments, in each case that the Fund reasonably expects to be called in the future, as qualifying Infrastructure Investments for purposes of its 80% investment policy.

The Fund’s portfolio will be designed with the goal of creating a varied set of assets, balancing long-term growth and current income. The Fund creates a varied portfolio in part to seek to dampen inter-quarter volatility and insulate the Fund’s portfolio from cyclical effects of the broader market.

The Fund’s portfolio is expected to consist of private investments across multiple sponsors and investment types that employ one of three strategies: (i) value added, (ii) opportunistic, and (iii) core/core+. Strategies that are classified as “value added” generally consist of control or co-control positions in performing or underperforming assets. This may include strategies targeting the improvement of operational efficiency, revenue growth improvements, and/or physical improvements to an asset that are expected to improve its attractiveness and profitability. Value added investments often include both current income and capital appreciation potential, and they are typically structured with a combination of equity and debt financing.

Strategies that are classified as “opportunistic” generally consist of control positions in the development, re-development, or repositioning of an asset, and special situations. This may include the transformation of an asset from its existing state to a new use or a new asset categorization. This may also include the ground up development of an asset, constructed for use in a particular market segment or industry. Opportunistic investments are typically targeting returns primarily through capital appreciation, and they are typically structured with equity and low to modest debt. Special situations may include managers who create value through turnarounds and/or financial or operational restructurings of the businesses they invest in. Once the operational and/or financial complexity has been resolved, special situations funds further enhance returns through operational and strategic transformation of businesses and eventual sale. Special situations investments will target returns both through income and capital appreciation and will have capital structures specific to the underlying investment, often including both equity and debt at varying levels.

“Core/core+” investments are income-generating, typically involving essential services with long-term, predictable cash flows. Such investments are typically mature and operational, and they would include assets such as toll roads, utilities, electricity distribution, ports or transportation. Core/core+ investments are generally considered to be lower-risk and more stable investments relative to value-added and opportunistic investments.

The Fund seeks to allocate 40-70% of its assets to value added investments, 20-45% of its assets to opportunistic investments, and 10-25% of its assets to core/core+ investments.

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Why Infrastructure Investing?

Infrastructure encompasses the physical assets and systems that are essential for the functioning of an economy and society. These include transportation (roads, bridges, airports), energy (power generation, renewables, transmission), water and waste management, communications (fiber networks, data centers), and social infrastructure (schools, hospitals). Infrastructure assets are typically characterized by long useful lives with long-term contracted revenues; high barriers to entry (capital expenditure requirement, regulation); essential services demand; and the potential for stable, inflation-protected cash flows. Governments worldwide face fiscal constraints, increasing reliance on private capital to fund critical infrastructure needs.

Infrastructure is at the center of major global transformations — including digitization, demographic shifts and decarbonization — creating robust demand for new and upgraded assets across the world. Though not exhaustive, the Fund may invest in the following sectors, which Wilshire anticipates will likely benefit from current trends, as described below:

•	Artificial Intelligence (“AI”) and Electric: AI is reshaping the infrastructure landscape. Beyond its traditional association with tech, AI is a catalyst for broader economic transformation, driving surging resource requirements for power and digital infrastructure, particularly for the upstream and downstream production of data centers. AI and cloud computing are fueling demand for data center and connectivity projects, with power infrastructure becoming a critical bottleneck — and therefore a strategic priority. Power and grid infrastructure are seeing unprecedented demand, particularly to support data center expansion, industrial onshoring, and the energy transition. Higher replacement costs, barriers to new supply, elongated development timelines, and regulatory tailwinds are creating a premium for incumbent assets.

•	Digital Infrastructure: Rising demand for connectivity is fueling growth in fiber networks, towers, and data centers.

•	Renewables and Decarbonization: Investment in renewables, energy efficiency, and carbon capture remains strong.

•	Social Infrastructure: Growing populations and urbanization trends are increasing the need for healthcare, education, and public service facilities.

•	Resilient Supply Chains: Reinvestment in transportation and logistics assets to support reshoring and supply chain resilience.

•	Water and Waste Management: Aging infrastructure and environmental concerns are creating investment opportunities in water treatment, waste-to-energy, and sustainability-focused projects.

•	Natural Gas Infrastructure: With abundant, low-cost supply and supportive federal policy, natural gas infrastructure (transmission, storage, and liquefied natural gas (LNG) export) is poised to benefit from increased domestic energy needs and global trade dynamics.

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Why Middle Market Infrastructure?

The Fund focuses on middle market infrastructure opportunities. The Advisor and Wilshire believe that structural long-term underinvestment globally has created a significant opportunity for infrastructure investment, particularly in the middle-market segment, where there is less competition for deals. The Advisor and Wilshire believe that middle market infrastructure offers an attractive risk-reward profile relative to larger, more mature assets, and that key advantages include:

•	Higher Return Potential: Smaller and mid-sized assets often trade at less efficient pricing compared to mega-assets, offering opportunities for alpha generation.

•	Active Asset Management: Greater scope to add value through operational enhancements, expansion, and repositioning strategies.

•	Lower Competitive Intensity: Less crowded segment with fewer large institutional investors dominating the space.

•	Strategic Partnerships: Access to specialized operators and niche markets where expertise and relationships drive superior outcomes.

•	Portfolio Diversification: A broad opportunity set across sectors and geographies, enhancing resilience against market-specific risks.

Investment Process

The Advisor has engaged Wilshire to design, construct, and manage the portion of the Fund that is allocated to Private Infrastructure Investments, including sourcing, conducting due diligence on, and negotiating the terms of prospective investments and related transactions.

Wilshire’s investment process for Private Infrastructure Investment opportunities includes: (1) sourcing, (2) preliminary due diligence, (3) full due diligence, and (4) execution.

Sourcing and Initial Screening. In addition to more traditional sourcing channels, Wilshire proactively identifies new investment opportunities through a variety of structured activities, including tracking in its proprietary database, leveraging extensive personal networks, internet scraping, targeting sector/regional focused conferences, existing GP and LP relationships, and thesis-driven market surveys. Wilshire builds and maintains high priority forward calendars of the most compelling managers to help guide its research activities over the coming 18 to 24 months. Introductory discussions result in an internal database note and, following internal reviews, Wilshire develops a one-page Investment Summary to be shared as a basis for a decision to continue.

Preliminary Due Diligence. The first approval is sought from Wilshire’s Private Markets Manager Research Committee (“PMMRC”) after the initial screening stage. This level of due diligence includes a call or onsite meeting with the manager’s key personnel, review of any formal marketing materials, including a private placement memorandum and/or pitch book, evaluation of investment strategy and competitive opportunity set, review of the manager’s track record and preliminary reference checks. The team will complete a preliminary Wilshire Radar assessment of the manager, which is an eight-factor due diligence tool that is based on the Institutional Limited Partners Association (“ILPA”) due diligence guidelines and identifies key strengths and areas for further due diligence.

Full Due Diligence. For final approval, an investment must pass through Wilshire’s full due diligence process and receive a second approval from PMMRC. During the full due diligence stage, the team completes the full Wilshire Radar assessment of the opportunity. Wilshire focuses on key risks identified in the prior stage in addition to other issues and opportunities that may arise through reference calls, CEO discussions, and other market and manager research. The result of this stage is a detailed, highly structured diligence report that includes a detailed analysis of the investment portfolio, focusing on deal attribution, value drivers, and relative and absolute performance.

Execution. Decisions within Wilshire are considered formally during weekly investment team meetings and periodic PMMRC meetings. Each investment must be approved by the PMMRC twice. Investment decisions are implemented with the support of the operations team and both internal and outside legal counsel. The Private Markets Investment Committee (“PMIC”) is comprised of the same professionals as the PMMRC and is responsible for approving investment decisions.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Fund’s SAI.

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PRINCIPAL RISKS

An investment in the Fund involves significant risks and considerations which prospective shareholders should evaluate carefully before making a decision to acquire Shares. The Advisor and its affiliates cannot assure the Fund’s success or profitability. The success of the Fund will depend upon a variety of factors, many of which are beyond the Advisor’s control. A prospective shareholder should carefully consider the following factors and risks relating to an investment in the Fund. This section also describes certain risk factors applicable to the Fund’s investments. The following does not purport to be a summary of all the risks associated with such investments.

RISKS RELATED TO AN INVESTMENT IN THE FUND

No Operating History. The Fund is new, and there is no operating history upon which prospective investors may evaluate the Fund. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objectives and that the value of an investor’s investment could decline substantially or even result in a total loss. There is no assurance that the Fund or any particular investment will be successful.

Unlisted Closed-End Fund Structure; Limited Liquidity. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (i.e., mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having future information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

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Repurchases of Shares may be suspended, postponed or terminated by the Board under certain limited circumstances. See “Periodic Repurchase Offers.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless called for under the provisions of the 1940 Act.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund will conduct quarterly repurchase offers, typically for 5% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investments in the Fund at NAV per Share during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Three affiliates of the Advisor and SLC Management (each, a “Seed Investor” and collectively, the “Seed Investors”) have contributed the initial seed capital to the Fund and, accordingly, likely will constitute the Fund’s largest shareholders for at least the first year after the Fund commences operations. If a Seed Investor participates in a repurchase offer during a time when it remains one of the Fund’s largest shareholders, the ability of other shareholders to have their desired amount of Shares repurchased may be significantly reduced.

The Seed Investors intend to begin participating in the Fund’s quarterly repurchase offers starting on the earlier of (1) the date the Fund’s NAV initially surpasses $500 million, or (2) three years after the Reorganization (the “Targeted Redemption Date”). On the Targeted Redemption Date, the Seed Investors may, but are not obligated to, start tendering their Shares for repurchase by the Fund, at their sole discretion, in accordance with the Share repurchase program.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

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Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs could lead to retaliatory tariffs by foreign countries, increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy repurchase requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

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Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Shareholders that invest in the Fund through financial advisors or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisors or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Advisor obtain information from or about the Portfolio Funds in which the Fund is invested. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Portfolio Funds in which the Fund can invest.

Portfolio Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

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In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at the regular corporate rate without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it would be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Portfolio Funds. The Fund’s investment in Portfolio Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion. Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax.

The Fund may directly or indirectly invest in Portfolio Funds or Portfolio Companies located outside the United States. Such Portfolio Funds or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies.”

The Fund may be classified as a U.S. real property holding corporation (“USRPHC”) based on certain of its investments that provide direct or indirect exposure to real estate within the United States. If the Fund is treated as a USRPHC, non-U.S. investors may be subject to U.S. federal withholding taxes and tax filing obligations on: (1) certain redemptions or dispositions of Fund shares, and (2) distributions by the Fund that are attributable to (i) gains realized on the disposition of United States real property interests (“USPRIs”) by the Fund and (ii) certain distributions received by the Fund from a lower-tier entities that the Fund is required to treat as USRPI gain in its hands. Non-U.S. investors are encouraged to consult their personal tax advisors about the potential tax consequences of an investment in the Fund and its treatment as a USRPHC. See “Tax Matters” below for additional information regarding the consequences of the Fund being classified as a USRPHC.

Legal and Regulatory Risks. Legal and regulatory changes that could occur may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Fund’s investments. Any such developments could impair the effectiveness of the Fund’s investments and cause the Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under special resolution regimes adopted in the United States and various other jurisdictions.

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Greater regulatory scrutiny may increase the Fund’s, the Advisor’s, and the Sub-Advisors’ exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Advisor, and the Sub-Advisors, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The European Union (the “EU”), the UK and various other jurisdictions have implemented or are in the process of implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. These and other legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions and may cause uncertainty in the markets for a variety of derivative instruments. While many of these requirements are already in effect, others are still being implemented, so their ultimate impact remains unclear. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund and the Private Infrastructure Investments, significantly reduce the profitability of the Fund, or impair the ability of the Fund and the Private Infrastructure Investments to achieve their investment objectives.

Cybersecurity Risks. With the increased use of digital and network technologies, and the increased dependence on computer systems to perform ongoing business and operational functions, the Fund and its service providers, including the Advisor and Sub-Advisors, may be susceptible to operational and information security risks resulting from cyber incidents and attacks. Such cyber incidents may result from intentional or unintentional events, including systems malfunctions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, or cyber-attacks which shut down, disable, or otherwise disrupt operations or prevent website access (including denial of service attacks). For example, cyber-attacks or technical malfunctions may render the records of the Fund, including records of assets and transactions, investor information and other data integral to the functioning of the Fund, inaccessible or inaccurate; result in the theft or release of private investor information or other confidential information; or otherwise interfere with the core operations of the Fund and the processing of the Fund’s transactions. Such incidents may adversely impact the Fund and its investors, potentially resulting in, among other things, financial losses; violations of applicable privacy and other laws; regulatory fines and penalties; reputational damage; and/or reimbursement or other compensation costs. The Fund may also incur substantial costs related to cybersecurity risk management, compliance, and remediation. Similar types of cybersecurity risks also are present for the Portfolio Funds and Portfolio Companies in which the Fund invests, which could result in material adverse consequences and cause the Fund’s investment in such the Portfolio Funds and Portfolio Companies to lose value.

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RISKS RELATED TO THE FUND’S INVESTMENTS

Investments in Portfolio Funds; Dependence on Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of directors, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund Managers may not be registered as investment advisors under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisors, the Fund will not have the benefit of certain of the protections of the Advisers Act.

Many Portfolio Funds are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in certain Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund invests may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

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Leverage in Portfolio Funds and Portfolio Companies. The Fund may invest in Portfolio Funds which use borrowings to finance investments or to meet operating expenses. In addition, Portfolio Companies may incur significant amounts of debt. The use of leverage may enable Portfolio Funds or Portfolio Companies to produce higher total returns. However, since any fall in the value of a Portfolio Fund’s investments or a Portfolio Company is borne by that Portfolio Fund or Portfolio Company, where there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund’s capital and therefore have a material adverse impact on returns to the Fund. Portfolio Funds and Portfolio Companies may also incur leverage that may have important adverse consequences. For example, Portfolio Companies may be subject to restrictive financial and operating covenants and leverage may impair their ability to respond to changing business and economic conditions and to business opportunities. In addition, since any decrease in the value of a Portfolio Fund’s investments or a Portfolio Company is borne by that Portfolio Fund or Portfolio Company, where there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in such entity’s capital and therefore have a material adverse impact on returns to investors.

Portfolio Funds’ Interests are Generally Illiquid. The interests of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. Subscriptions to purchase the interests of Portfolio Funds are typically subject to restrictions or delays. There is no regular market for interests in many Portfolio Funds or Portfolio Companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable Portfolio Fund or the board of the Portfolio Company, and could occur at a discount to the stated NAV. If the Advisor or Wilshire determines to cause the Fund to sell its interest in a Portfolio Fund or a Portfolio Company, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Valuation of the Fund’s Private Infrastructure Investments. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund’s interests in Private Infrastructure Investments is ordinarily determined each Business Day based in part on estimated valuations provided by Portfolio Fund Managers and also on valuation determinations made by the Advisor, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the Fund’s Valuation Designee to perform the Fund’s fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Advisor’s fair value determinations.

Like the Fund’s investments, a large percentage of the securities in which the Portfolio Funds and the Portfolio Companies of Co-Investments will not have a readily determinable market price and will be valued periodically by the private investment fund or the Co-Investment. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Infrastructure Investment, the accuracy of the valuations provided by the Private Infrastructure Investments, that the Private Infrastructure Investments will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Infrastructure Investments’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.

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The Fund’s securities valuation and pricing services policies and procedures (the “Valuation Procedures”) provide that valuations for Private Infrastructure Investments will be determined based in part on estimated valuations provided by Portfolio Fund Managers and also on valuation determinations made by the Advisor pursuant to a valuation methodology that incorporates general private equity pricing principles and information from third-party valuation services, under the general supervision of the Board. The Advisor seeks to maintain accurate Private Infrastructure Investment valuations by undertaking a detailed assessment of a Private Infrastructure Investment’s valuation procedures prior to investing in the Private Infrastructure Investment. Based on the methodology, the Advisor may adjust a Portfolio Fund’s periodic valuation, as appropriate, including through the use of a third-party valuation service, which uses fair value techniques considered by such service most applicable to the Private Infrastructure Investment. The Fund runs the risk that the Advisor’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Fund to accurately value Private Infrastructure Investment assets. By necessity, models make assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Advisor may face conflicts of interest in valuing the Fund’s investments, as the value of the Fund’s investments will affect the Advisor’s compensation. Moreover, Portfolio Fund Managers typically provide estimated valuations on a quarterly basis whereas the Advisor will consider valuations on an ongoing basis and will determine valuations on a daily basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Advisor generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by a Private Infrastructure Investment until the Fund receives the Private Infrastructure Investment’s audited annual financial statements (and even then, the Advisor will only be able to confirm the value as of the financial statement date).

A Private Infrastructure Investment’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Advisor elects to cause the Fund to sell its interests in such a Private Infrastructure Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Private Infrastructure Investment’s valuations of such interests could remain subject to such fraud or error, and the Advisor may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Private Infrastructure Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Private Infrastructure Investments based upon which the Fund determines its NAV on each Business Day may be subject to later adjustment or revision. For example, NAV calculations may be revised as a result of fiscal year-end audits or other conditions that impact the Private Infrastructure Investments’ investments but that are unknown to the Advisor at the time of the Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Private Infrastructure Investments or the Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

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Capital Call Risk. The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and/or liquid investments, it may not contribute the full amount of its commitment to a Portfolio Fund at the time of investment. Instead, the Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its unfunded commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment strategies, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the Private Infrastructure Investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Risks Related to Portfolio Companies. The Private Infrastructure Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. For example, an early-stage Portfolio Company may be one that has obtained permitting, licensing, and governmental approval to develop a project, and has identified a customer, but has not yet commenced revenue generating activities. This may also include Portfolio Companies with assets that are in one or more of various stages of their lifecycle or useful life, including development, construction, newly operating, regular operations, depreciating, and terminating. While some of these stages carry more risk than others, all stages carry risks. The Private Infrastructure Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Limited Operating History of Portfolio Companies. Portfolio Companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A Portfolio Company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a demand for its infrastructure; (ii) the ability to successfully negotiate strategic alliances, counterparty and user agreements, and as applicable secure permitting, construction, operating, and regulatory approvals; (iii) the progress of optimization, expansion, operational and capital expenditure, and/or organic growth and mergers/acquisition programs with respect to the development of additional infrastructure facilities and enhancements to existing assets; (iv) the ability to protect monopolistic service areas; and (v) competing technological and market developments, particularly from companies that have substantially greater resources.

There can be no assurance that the Portfolio Companies will ever achieve the return targets sought by the Fund at the time the Fund makes an investment.

Competition for Investment Opportunities. The Fund competes for investments with other investment funds (including registered investment companies, private infrastructure equity and debt funds, and fund-of-funds), other institutional investors, including public and corporate pension plans, sovereign wealth funds, endowments and foundations, insurance companies, family offices, and high net worth individuals, as well as traditional and non-traditional sources of infrastructure funding, including, but not limited to traditional financial services companies such as commercial banks, project finance companies, business development companies, SPACs, and hedge funds. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

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These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if the Advisor, Wilshire, or a Portfolio Fund Manager identifies an attractive investment opportunity, the Fund or the Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. This could potentially result in delays in deploying the Fund’s capital, which could adversely affect the Fund’s returns.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a regulated investment company under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to shareholders of the Fund.

Risks Related to Secondary Investments. The acquisition of private market interests through Secondary Investments will be subject to each of the risks set forth below and those risks should be carefully evaluated before making an investment in the Fund. Secondary Investments will also be subject to a number of additional risks and uncertainties.

•	Valuation Risks. Secondary Investments may be difficult to value because it may be relatively difficult to obtain reliable valuations of the investments underlying the Secondary Investments or reliable information regarding the Portfolio Companies to which such investments relate when making investment decisions. In certain cases, Secondary Investments may be acquired from issuers of such interests or other third parties, rather than from the original or existing investors in such Secondary Investments. As a result, in many cases the Advisor may have to select and structure Secondary Investments using economic, financial, and other information which may be incomplete or unreliable.

•	Transaction Risks. The purchase price of Secondary Investments will be subject to negotiation with the sellers of such interests and suitable terms for a transaction may not be obtained or the Advisor may not obtain an optimal price or market discount for such interests, which may adversely affect the performance of the Fund. In addition, a negotiated transaction with a potential seller may not be consummated as a result of the refusal of a Portfolio Fund Manager to approve of the transfer of Secondary Investments or as a result of a right of first refusal held by a Portfolio Fund or other investors in such fund. The terms and conditions of the acquisition of Secondary Investments may also include provisions that are disadvantageous, for example the purchaser may be required to provide indemnities to the seller or to the Portfolio Fund, or may assume certain contingent liabilities, including the obligation to return prior distributions made by the Portfolio Fund to the seller of the interests in Secondary Investments in the event the seller fails to perform its obligation to return such distributions.

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•	Portfolio Risks. The Advisor may have the opportunity to acquire a portfolio of Secondary Investments from a seller on an “all or nothing” basis. Certain of the Secondary Investments may be less attractive than others, and certain of the sponsors of such Secondary Investments may be more familiar to the Advisor than others or may be more experienced or highly regarded than others. In such cases, it may not be possible to carve out from such purchases those investments which the Advisor considers (for commercial, tax, legal or other reasons) less attractive.

•	Concentration Risk Associated with Single Asset Deals and Continuation Funds. The Fund may participate in single-asset restructurings where it invests in continuation vehicles formed by a third-party fund manager to retain an existing interest in a sole Portfolio Company. Investments in single-asset deals and/or in Portfolio Funds that are continuation vehicles holding a single Portfolio Company may decrease the Fund’s level of diversification. As a consequence, the aggregate returns realized by investors may be substantially adversely affected by the unfavorable performance of a small number of these investments.

Risks Related to Co-Investments. Co-Investments will be subject to each of the risks set forth below and those risks should be carefully evaluated before making an investment in the Fund. Co-Investments will also be subject to a number of additional risks and uncertainties.

•	No Control of Co-Investment Vehicles. The Fund may invest indirectly in Portfolio Companies with third-party co-investors by means of co-investment vehicles formed to facilitate such investments. It is anticipated that co-investment vehicles will be formed and managed by third-party fund managers and that neither the Advisor nor the Fund will control the co-investment vehicles. The realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Fund, because the third-party fund managers may control the exit process or because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e. one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

•	Adverse Effects of Third-Party Co-Investors. Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Fund or may be in a position to take or block action in a manner contrary to the Fund’s investment objectives. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund. In addition, where the Fund participates in any investment with third-party co-investors, the size of the investment opportunity otherwise available to the Fund may be less than it would otherwise have been without the participation of one or more of such third-party co-investors.

•	Reliance on Managers of Co-Investment Vehicles. The Fund will be highly dependent upon the capabilities of the private markets fund managers alongside whom the investment is made. The Fund may make binding commitments to co-investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co-investment vehicles. In some cases, the Fund will be obligated to fund its entire investment for a co-investment vehicle up front, and in other cases the Fund will make commitments to fund from time to time as called by the managers of the underlying co-investment vehicles. Neither the Advisor nor the Fund will have control over the timing of capital calls or distributions received from co-investment vehicles, or over investment decisions made by such co-investment vehicles.

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The Fund also will generally not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.

•	Reliance on Reporting from Co-Investment Vehicles and Portfolio Companies. The Fund’s ability to deliver accurate and timely reports is dependent upon the accuracy and timeliness of the reports received from co-investment vehicles or the Portfolio Companies. The position of investors in the Fund may depend on the amount of information the Fund receives from the Portfolio Companies and co-investment vehicles about their underlying Portfolio Companies. If the Fund does not have the right to access particular information about the underlying Portfolio Companies, investors’ positions, including their tax position, may be prejudiced.

Managers of co-investment vehicles and Portfolio Companies utilize divergent reporting standards that may make it difficult for the Advisor to accurately assess the prior performance of the sponsor of a potential co-investment vehicle. In addition, such reporting variances may affect the ability of the Advisor to accurately value and monitor underlying investments. Such variances typically involve the calculation of the internal rate of return on investment, and a co-investment vehicle or a Portfolio Company may have different policies regarding the inclusion of fees due to the manager and/or investment professionals and expenses of such co-investment vehicle when calculating the return on investment.

•	Affiliated Transactions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor and the Sub-Advisors), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any Portfolio Company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Advisor, the Sub-Advisors, or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any Portfolio Company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any Portfolio Company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and Portfolio Companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

The Advisor and the Fund intend to obtain an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in privately negotiated investments. However, there is no guarantee that the SEC will grant the exemptive order requested and, if granted, the exemptive order is expected to include certain conditions that would limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where affiliated funds have an existing investment in the Portfolio Company. Additionally, third parties, such as the managers of co-investment vehicles and Portfolio Funds, may not prioritize an allocation to the Fund when faced with a more established pool of capital also competing for allocation. Ultimately, an inability to receive the desired allocation to certain infrastructure assets could represent a risk to the Fund’s ability to achieve the desired investment returns.

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•	Risk of Dilution. The Fund or a co-investment vehicle may not obtain the right to participate in all follow-on investment opportunities of a Portfolio Company or may not obtain other anti-dilution rights. If the Fund or a co-investment vehicle does not participate in a follow-on investment or does not obtain anti-dilution rights, the initial investment of the Fund or a co-investment vehicle in such Portfolio Company may be subject to dilution over time.

Concentration of Investments. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., power and energy, utilities, communications, transportation, and social infrastructure assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types, industries, and market segments.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs on China and long-time U.S. allies, Mexico and Canada, suggestions that the United States should control sovereign foreign territories, and attempts to restructure federal government agencies with international influence. In particular, the Trump administration has sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These, as well as other potential effects which are not currently known, may have a negative impact on the Fund or on markets generally.

Currency Risk. Although the Fund invests primarily in the United States, the Fund’s portfolio may include investments denominated in foreign currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange controls, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which Fund investments are denominated against the U.S. dollar may result in a decrease the Fund’s NAV. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation. The performance of the Fund could be adversely affected by such currency exchange rate fluctuations.

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Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s Share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

CLO Risks. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the ranking of the Fund’s investment in the capital structure. Investments in structured vehicles involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in fixed income securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs; and (v) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

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The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentations or omissions on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche.

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The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs.

If an event of default occurs under an indenture, loan agreement or other document governing an investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

ETF and Mutual Fund Risk. Investing in ETFs or mutual funds will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs’ shares may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. In addition, an index-based ETF or mutual fund may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Additionally, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

Temporary Investments. The allocation among Fund investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations and to manage liquidity for repurchase requests and new Private Infrastructure Investments, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments, including money market funds, short-term U.S. Treasury securities and other investment-grade fixed income securities, and other liquid investments.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objectives or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results. Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in Private Infrastructure Investments.

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RISKS RELATED TO INFRASTRUCTURE INVESTMENTS

Investments in Infrastructure Assets. Investments by the Portfolio Funds in infrastructure and infrastructure-related assets will involve a number of risks not always found in private market investments, including the following: (a) Portfolio Companies may be subject to substantial governmental regulation or reliant or dependent on governmental contracts, leases, or concessions, giving governmental authorities significant influence over Portfolio Companies (including pricing control) that could adversely impact their business; (b) with a large number of new infrastructure fund managers and a significant amount of capital being raised, there could potentially be an increase in the current valuation of infrastructure assets and ultimately downward pressure on future returns (prime or “trophy” assets in particular can become the subject of a bidding war, pushing up price multiples for managers seeking a high-profile asset); (c) infrastructure investments can have a substantial environmental impact and may be subject to numerous regulations relating to environmental protection, disruption from community action groups and financial exposure resulting from non-compliance with environmental laws either by the current or the previous owner; (d) certain infrastructure assets may be at increased risk of terrorist attacks owing to their regional or national profile, causing significant harm to employees, assets and potentially the surrounding community; and (e) the use of infrastructure assets may be interrupted or otherwise affected by a variety of events including serious traffic accidents, natural disasters (such as fire, floods, earthquakes, and typhoons), man-made disasters, defective design and construction, slope failure, bridge and tunnel collapse, road subsidence, fuel prices, general economic conditions, labor disputes, and other unforeseen circumstances and incidents. If the use of the infrastructure assets held by the Portfolio Funds is interrupted in whole or in part for any period as a result of any such events, the revenues of such investments could be reduced and the costs of maintenance or restoration as well as the overall public confidence in such infrastructure assets could be reduced. Losses can exceed available insurance coverage.

Specific infrastructure and infrastructure-related assets may be subject to the following additional risks:

•	Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

•	Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

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•	Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Development Risks. The successful development of new or expansion infrastructure projects entails a variety of operating and technical risks (some of which may be unforeseeable at the time a project is commenced) and may require or result in the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such factors may include: political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environmentally related issues, construction risks and delays (such as late delivery of necessary equipment), labor disputes (such as work stoppages), counterparty non-performance, project feasibility assessment, and dealings with and reliance on third-party consultants.

When making an infrastructure investment value may be ascribed to infrastructure projects (new or expansion) that do not achieve successful implementation, potentially resulting in a lower than expected internal rate of return over the life of the investment. In addition, the long-term profitability of infrastructure assets, once constructed, is partly dependent upon the efficient operation and maintenance of the assets. Inefficient operations and maintenance, or limitations in the skills, experience, or resources of operating companies may reduce returns to the shareholders. To the extent that a Portfolio Fund invests in companies providing services or products (such as, as for example, exploratory drilling rigs and support services) to participants in the natural resources exploration, development, extraction, and transportation industries (such as, for example, oil, natural gas, or minerals), the failure of such industry participants to successfully locate, develop, extract, or transport such resources could materially impact the demand for the services or products of such companies, adversely affecting their performance and the Portfolio Fund’s investment therein.

Operations and Maintenance Risk. The operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosions, fires, terrorist attacks, major plant breakdowns, pipeline or electricity line ruptures, or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets. In addition, the cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in permanent loss of customers, substantial litigation, or penalties for regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies. Business interruption insurance is not always available, or economic, to protect the business from these risks. Industrial action involving employees or third parties may also disrupt the operations of infrastructure projects. Infrastructure projects are exposed to the risk of accidents that may give rise to personal injury, loss of life, damage to property, disruption to service, and economic loss.

Commodity Price Risk. Infrastructure investments may be subject to commodity price risk, including, without limitation, the price of electricity and the price of fuel. The operation and cash flows of any Private Infrastructure Investment may depend, in some cases to a significant extent, upon prevailing or improving market prices for energy commodities (such as oil, gas, coal, and power). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for oil, gas, or coal; (ii) market uncertainty; (iii) political conditions in international commodity producing regions; (iv) the extent of domestic production and importation of oil, gas, or coal in certain relevant markets; (v) the level of consumer demand; (vi) the price of steel and the outlook for steel production; (vii) weather conditions; (viii) the competitive position of oil, gas or coal as a source of energy as compared with other energy sources; (ix) the industry-wide refining or processing capacity for oil, gas or coal; (x) the effect of foreign federal, state, and local regulations on the production, transportation and sale of commodities; (xi) the expected consumption of coking coal in steel production; and (xii) the amount and character of excess electric generating capacity in a market area. Market prices of these energy commodities as well as other inputs may fluctuate materially depending on a variety of factors beyond the control of a Portfolio Fund, including, without limitation, weather conditions, foreign and domestic supply and demand, force majeure events, changes in law, governmental regulations, prices and availability of alternative fuels and energy sources, international political conditions including those in the Middle East, actions of the Organization of Petroleum Exporting Countries (and other oil- and natural gas-producing nations), and overall economic conditions.

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Real Estate Risks. Infrastructure investments may be subject to the risks inherent in the ownership and operation of assets or business which derive a substantial amount of their value from real estate and real estate-related interests. These types of underlying interests are typically illiquid. Deterioration of real estate fundamentals may negatively impact the performance of such investments. Such changes in fundamentals could involve fluctuations as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in environmental and zoning laws, casualty or condemnation losses, environmental liability, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable, natural disasters, increase in interest rates, and other factors that are beyond the control of the Portfolio Funds and/or the Advisor. Infrastructure assets may be acquired in jurisdictions where indigenous rights (e.g. with respect to tribes or other dispossessed people/communities) to land exist. It may not be possible to mitigate against or remove a risk associated with indigenous claims. Additionally, any declaration of title in respect of government protected land on which infrastructure assets are located may negatively affect the operation of those businesses.

Investment in Restructurings. Infrastructure investments may include restructurings that involve Portfolio Companies that are experiencing or are expected to experience financial difficulties, including overleveraged, distressed, or underperforming companies. These financial difficulties may never be overcome and may cause such Portfolio Company to become subject to bankruptcy proceeding, insolvency, moratorium, judicial or extrajudicial reorganization, liquidation, dissolution, intervention, extrajudicial liquidation, arrangement, winding-up or composition or readjustment of debts of any obligor or other similar laws affecting creditors’ rights generally from time to time in effect. Infrastructure investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities that may exceed the value of such Portfolio Fund’s original investment therein.

Governmental and Regulatory Risks. In many instances, the operation or acquisition of infrastructure assets involves an ongoing commitment to or from a governmental agency. The nature of these obligations and dependencies expose the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses, especially given that governmental entities have considerable discretion to change or increase regulation of the operations of investments or to implement laws, regulations, or policies affecting their operations, separate from any contractual rights that the government counterparties may have. Where a Portfolio Company holds a concession or lease from the government, the concession or lease may restrict the Portfolio Company’s ability to operate the business in a way that maximizes cash flows and profitability. The lease or concession may also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring payment of adequate compensation. Further, government permits, licenses, concessions, leases, and contracts are generally very complex and may result in disputes over interpretation and enforceability.

Change of Law and Sovereign Risk. Government counterparties may have the discretion to change or increase regulation of a Portfolio Company’s operations, or implement laws or regulations affecting the Portfolio Company’s operations, separate from any contractual rights it may have. A Portfolio Company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a Portfolio Company’s business, and because its business may provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect a Portfolio Company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations, or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of a Portfolio Fund’s investments.

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Outside Events. Events outside the control of a Portfolio Company, such as political action and governmental regulation, demographic changes, economic growth, increasing fuel prices, government macroeconomic policies, toll, tariff and other fee rates, social stability, technical obsolescence, competition from untolled or other forms of transportation, natural disasters (such as fire, floods, earthquakes, and typhoons), changes in weather, changes in demand for products or services, defective design or construction, bankruptcy or financial difficulty of a major customer, acts of war or terrorism, and other unforeseen circumstances and incidents could significantly reduce the revenues generated or significantly increase the expense of constructing, operating, maintaining, or restoring infrastructure facilities.

Rate Regulation. Certain infrastructure assets may be subject to rate regulations that determine or limit the prices they may charge, particularly if a Portfolio Company is the sole or predominant service provider in its service area or provides services that are essential to the community. Unfavorable price determinations may be final with no right of appeal or, despite a right of appeal, could result in its profits being negatively affected and Portfolio Companies not meeting initial return expectations.

Inflation Risk. Some Portfolio Companies may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. Typically, as inflation rises, a Portfolio Company will earn more revenue, but will incur higher expenses; as inflation declines, a Portfolio Company may not be able to reduce expenses in line with any resulting reduction in revenue. Moreover, many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate. While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash generated by a portfolio investment. In addition, while a Portfolio Fund Manager may seek to include inflation adjustment mechanisms in its Portfolio Companies’ contracts, such protections may not always be possible.

Certain countries’ economies have experienced substantial growth in, and, in some periods, extremely high rates of, inflation for extended periods of time. Inflation has, and may continue to have, negative effects on the economies of certain of these countries. For example, the risks associated with transactions using local currencies are significantly greater in hyperinflationary economies than in other less inflationary markets.

Interest Rate Risk. Infrastructure assets are often highly leveraged and, as a result, are potentially exposed to adverse interest rate movements and increasing cost of debt. In addition, the regulatory regimes governing regulated infrastructure assets typically use prevailing market interest rates in determining the allowed revenue that can be generated from these assets. As a result, revenue fluctuates with interest rate movements. Movements in interest rates may also affect the appropriate discount rate to be used to value a Portfolio Fund’s investments, resulting in variations in their valuation, which may affect returns from the Portfolio Fund.

Environmental Matters. Infrastructure assets may be subject to numerous statutes, rules, and regulations relating to environmental protection. Certain statutes, rules, and regulations might require that investments address prior environmental contamination, including soil and groundwater contamination, which results from the spillage of fuel, hazardous materials, or other pollutants. Under various environmental statutes, rules, and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal, or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. A Portfolio Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and the loss may exceed the value of such investment. Furthermore, changes in environmental laws or in the environmental condition of an investment by a Portfolio Fund may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for infrastructure assets.

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In addition, infrastructure investments can have a substantial environmental impact. As a result, community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset. Ordinary operation or occurrence of an accident with respect to infrastructure assets could cause major environmental damage, which may result in significant financial distress to the particular asset. In addition, the costs of remediating, to the extent possible, the resulting environmental damage, and repairing relations with the affected community, could be significant.

Documentation and Legal Risks. Infrastructure projects, and investments in or financing thereof, are usually governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher than for other investments. Additional legal risks that infrastructure assets may be exposed to include, but are not limited to, environmental issues, land expropriation, and other property-related claims, industrial action, and legal action from special interest groups.

Energy Sub-Sector Risks. Portfolio Funds may invest in companies involved in, or supporting, the production and distribution of power and related infrastructure. The operations of power and energy infrastructure companies are subject to many risks inherent in the transportation, processing, storing, distributing, or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products, or other hydrocarbons, or in the producing of such commodities, including, without limitation: damage to pipelines, storage tanks, or related equipment and surrounding properties caused by floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations, any and all of which could result in lower than expected returns to such Portfolio Fund. Furthermore, the energy industry is experiencing increasing competitive pressures, primarily as a result of consumer demands, technological advances, privatizations, and other factors. To the extent competitive pressures increase and the pricing and sale of energy products assume more characteristics of a competitive or otherwise unregulated business, the economics of projects or companies in which a Portfolio Fund may invest may come under increasing pressure. Energy infrastructure asset owners may also find it increasingly difficult to negotiate long-term procurement or sales agreements with counterparties, which may affect their profitability and financial stability.

Historically, regulations have limited many utility companies to certain geographic areas and to certain lines of business. In addition, the markets for renewable energy sources, such as wind and solar generation, has rapidly evolved and represents a cost competitive alternative to conventional energy sources including coal and natural gas, and which may have downward pressure on the future valuation of power and energy infrastructure assets. Emerging renewable energy technology including battery storage may prove unsuitable for widespread commercial deployment and as a result a Portfolio Fund’s investments in renewable energy projects may be adversely affected.

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Demand/Usage Risk. Demand, usage, and throughput risk can affect the performance of energy-related investments. To the extent that a Portfolio Fund’s assumptions regarding the demand, usage, and throughput assets prove incorrect, returns to such Portfolio Fund could be adversely affected. Some of the investments may be subject to seasonal variations, including greater revenues and profitability during different seasons of the year. Accordingly, a Portfolio Fund’s operating results for any particular portfolio investment in any particular quarter may not be indicative of the results that can be expected for that portfolio investment throughout the year. Moreover, Portfolio Companies may face competition from other infrastructure assets in the vicinity of the assets they operate. If Portfolio Companies are unable to compete successfully with such alternatives, their business, financial condition, and results of operation could be materially and adversely affected.

Renewable Energy. A Portfolio Fund may make investments in renewable energy projects. Renewable energy technologies have rapidly evolved resulting in a significant decline in the cost of wind and solar projects, and renewable energy generation reaching cost parity with fossil fuel sources of generation including natural gas, oil, and coal. Certain emerging renewable energy technologies including battery storage may prove unsuitable for widespread commercial deployment or if the demand for renewable energy products fails to develop sufficiently (including as a result of changes in market conditions, such as a decrease in the price of fossil fuels), investments in renewable energy projects may be adversely affected. While renewable energy projects currently enjoy wide support from national and local governments and regulatory agencies, there is no assurance that such support will continue in the future and any reduction or elimination of governmental support will have an adverse effect. Renewable energy projects may benefit from incentives that support the sale of energy generated from renewable sources, including state adopted renewable portfolio standard programs, which vary among states, but generally require power suppliers to provide a minimum percentage or base amount of electricity from specified renewable energy sources for a given period of time.

Government Regulation of the Natural Resources Industry. The natural resources industry is subject to substantial regulation by U.S. federal, state and local, and non-U.S., governmental bodies relating to pricing, taxation, marketing, operations, and environmental and safety matters when compared to other areas of commerce. Additionally, various laws and regulations relating to the protection of the environment may affect the operations and costs of the companies engaged in the natural resources industry. These laws and regulations may: (i) restrict the types, quantities, and concentration of various substances that can be released into the environment; (ii) require monitoring, reporting of, or precautions relating to, the storage, use, or release of certain chemicals and hazardous substances; (iii) require removal or clean-up of contamination under certain circumstances, which may require the expenditure of material amounts over a significant period of time; and (iv) impose substantial civil liabilities or criminal penalties for failures to comply with such laws and regulations. When making investment decisions, a Portfolio Fund Manager will need to consider a variety of regulations, both within and outside the U.S., including trade control and anti-bribery measures. New and existing regulations, increased taxation, changing regulatory schemes, increased governmental reporting or registration requirements, and the burdens of regulatory compliance all may have a material negative impact on the performance of such investments. Furthermore, failure to comply with applicable regulations may result in significant liability for a Portfolio Fund and its Portfolio Companies. These regulations have been subject to significant changes over recent years, such as stricter standards in environmental, health and safety legislation and regulation, and there can be no assurance that any future changes, including financial regulation resulting from the most recent economic downturn, or changes in national energy, environmental, or other policies, will not have an adverse impact on the Fund’s performance.

Insurance Limitations. Risks normally covered under insurance policies include: (i) fires; (ii) explosions; (iii) blow-outs; (iv) uncontrollable flows of gas, formation water or drilling fluids; (v) natural disasters; (vi) pipe or cement failure; (vii) casing collapses; (viii) abnormally pressured formations; (ix) acts of terrorism; and (x) environmental hazards such as leaks and pipeline ruptures. Insurance to cover some of these risks may be prohibitively expensive, with high deductibles, or unavailable, particularly as to acts of terrorism or damage from natural disasters. A Portfolio Fund may carry certain insurance coverage for many, but not all, of these potential risks, and certain deductibles generally at standard industry levels that must first be paid before collecting under the policy. In addition, insurance is subject to certain exclusions and limitations. As a result, a Portfolio Fund may not have insurance or sufficient insurance to cover all of these risks for the full potential damage. A Portfolio Fund may elect not to obtain insurance if it believes the cost of available insurance is excessive relative to the risks presented. Some forms of insurance may become unavailable in the future or unavailable on terms that a Portfolio Fund believes are economically acceptable. No assurance can be given that a Portfolio Fund will be able to maintain insurance in the future at rates that it considers reasonable and it may then elect to maintain minimal or no insurance coverage. Claims under insurance policies will be subject to the credit risk of the insurers. Volatility and disruption in the financial and credit markets may adversely affect the credit quality of insurers and impact their ability to pay claims.

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LIMITS OF RISK DISCLOSURE

The above discussions relate to the various principal risks associated with the Fund, the Fund’s investments, and Shares, and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the SAI, and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF THE FUND

General

The Board of Trustees has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

The Advisor

The Fund’s investment advisor, Advisors Asset Management, Inc., 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is registered as an investment advisor with the SEC. As the Fund’s investment advisor pursuant to the Advisory Agreement, the Advisor provides investment advice to the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Advisor is a wholly-owned subsidiary of AAM Holdings, Inc. Sun Life Financial Inc. holds a majority interest in AAM Holdings, Inc. As of March 31, 2025, the Advisor had approximately $2.05 billion in assets under management and provides investment solutions to high-net-worth and retail investors.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 1.25% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. After its initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, the Advisor receives a management fee accrued daily and paid monthly in arrears at the annual rate of 1.25% of the Fund’s average daily net assets. The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments); brokerage commissions; the management fee; any non-investment related interest expense; legal and accounting fees; audit and tax preparation fees and expenses; the fees of any administrator or transfer agent retained by the Fund and related expenses; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Advisor or affiliates of the Advisor; fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; and any extraordinary expenses.

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The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding the Advisor’s management fee, fees and expenses of private market assets and other investments (including the underlying fees of such private market assets and other investments); transactional costs (including but not limited to, brokerage commissions, the cost of third-party tax, legal, or operational due diligence advice obtained for the purpose of evaluating the Fund’s investments, advice related to obtaining a line of credit for the Fund, and the creation of wholly-owned subsidiaries of the Fund) associated with the acquisition and disposition of private market assets and other investments; interest payments incurred on borrowing by the Fund; fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; Rule 12b-1 distribution or shareholder servicing fees, as applicable; taxes, leverage interest, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, indemnification and other expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence) do not exceed 1.00%, 1.00%, and 1.00% of the average daily net assets of the Class S Shares, Class D Shares, and Class I Shares, respectively. This agreement is in effect through October 31, 2027, and it may be terminated before that date only by the Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Advisor has agreed to voluntarily reduce its management fee from 1.25% of the Fund’s average daily net assets to 1.00% through December 31, 2026.

The Sub-Advisors

Wilshire

Wilshire Advisors LLC, a Delaware limited liability company, which maintains its principal offices at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401, serves as a sub-advisor to the Fund pursuant to the Wilshire Sub-Advisory Agreement. Founded in 1972, Wilshire is an investment advisor registered with the SEC and provides diverse discretionary and non-discretionary investment advisory and management services and products to funds, accounts, investors, and intermediaries. Wilshire is owned by is controlled by Monica Holdco (US) Inc. Monica Holdco (US) Inc. is in turn indirectly controlled by CC Monica Holdings, LLC and Motive Monica LP. CC Monica Holdings, LLC is advised by CC Capital, a private investment firm based in New York City. Motive Monica LP is advised by Motive Partners, a specialist private equity firm with offices in New York City and London.

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Wilshire had approximately $123 billion in assets under management as of December 31, 2024. Assets under management refers to the amount of assets attributable to securities portfolios for which Wilshire provides discretionary and non-discretionary asset management services and is calculated differently than “regulatory assets under management.” As a sub-advisor to the Fund, Wilshire designs, constructs, and manages the portion of the Fund’s portfolio that is allocated to Private Infrastructure Investments, including sourcing, conducting due diligence on, and negotiating the terms of prospective investments and related transactions. Pursuant to the Wilshire Sub-Advisory Agreement, the Advisor pays Wilshire an annual fee of 40% of the net management fee received by the Advisor, payable on a monthly basis and subject to an annual minimum payment of $250,000.

SLC Management

Sun Life Capital Management (U.S.) LLC, a Delaware limited liability company formed in 2019, which maintains its principal offices at One Sun Life Executive Park, Wellesley Hills, MA 02481, serves as a sub-advisor to the Fund pursuant to the SLC Management Sub-Advisory Agreement. SLC Management is an investment advisor registered with the SEC and provides investment advice to and manages the Fund’s liquid investment portfolio. SLC Management is owned by Sun Life Financial Inc.

SLC Management had approximately $69 billion in assets under management as of December 31, 2024. As a sub-advisor to the Fund, SLC Management manages the Fund’s liquid investment portfolio. Pursuant to the SLC Management Sub-Advisory Agreement, the Advisor pays SLC Management an annual fee of 0.12% of the average daily net assets of the portion of the Fund managed by SLC Management up to $100 million, and 0.10% of the average daily net assets in excess of $100 million, payable on a quarterly basis.

A discussion regarding the basis for the approval of the Advisory Agreement and the Sub-Advisory Agreements will be available in the Fund’s first Annual or Semi-Annual Report to shareholders.

Portfolio Managers

Shawn Quinn and Jon Gaffney are jointly and primarily responsible for the day to day management of the Fund’s Private Infrastructure Investments portfolio, and Daniel Lucey Jr., CFA, Philip Mendonca, and Matthew Salzillo are jointly and primarily responsible for the day to day management of the fixed income portion of the Fund’s portfolio. Messrs. Quinn, Gaffney, Lucey Jr., Mendonca, and Salzillo have each managed their respective portion of the Fund since it commenced operations on [March 31, 2026], and they each managed their respective portion of the Predecessor Fund since it commenced operations in August 2025.

Shawn Quinn. Mr. Quinn is a Managing Director on Wilshire’s alternatives team responsible for analyzing primary fund, secondary and direct co-investment opportunities across private asset classes. He also has responsibility for monitoring existing private market investments and sits on the advisory board for a number of private equity, private credit and private real estate partnerships. Shawn serves on Wilshire’s Alternatives Investment Committee as well as the Private Markets Manager Research Committee. In recent years, Shawn has played an integral role in the firm’s investments in the private real estate, private real assets and private credit segments of the U.S. market. He joined Wilshire in 2005. Shawn received a bachelor’s degree in business administration (finance) with a minor in political science with university honors from Carnegie Mellon University.

Jon Gaffney. Mr. Gaffney is a Senior Vice President in Wilshire’s alternatives manager research group, focusing on primary fund investments, direct co-investments and secondaries. He is responsible for investment origination, due diligence and monitoring across various private market sectors. Prior to joining Wilshire in 2012, Jon worked at Ernst & Young in transaction advisory services. Jon earned bachelor’s degrees in law (with honors) and commerce from the University of Adelaide in Australia. He holds a master’s degree in applied finance from Macquarie University.

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Daniel J. Lucey Jr., CFA. Mr. Lucey Jr. is a Senior Managing Director and Senior Portfolio Manager at SLC Management focusing on structured product investments and mortgage credit strategies. D.J. joined SLC Management in 2009 and co-manages the short duration, core, and custom LDI portfolios as part of the U.S. Total Return Fixed Income team. Before joining SLC Management, D.J. was a Senior Research Analyst with Cerulli Associates, a strategy research and consulting firm specializing in the financial services industry. D.J. was also an actuarial analyst at Fidelity Investments, performing defined benefit asset and liability valuation and consulting plan sponsors on asset/liability management. D.J. holds a Bachelor of Arts in Economics from the College of the Holy Cross. He is a CFA Charterholder and is a member of the New York CFA society.

Philip Mendonca. Mr. Mendonca is a Managing Director and Senior Portfolio Manager at SLC Management. Philip joined SLC Management in March of 2003 and is responsible for the U.S. Total Return Fixed Income team’s structured product investments and mortgage credit strategies. Philip also co-manages the real return, short duration, core, and custom LDI portfolios. Prior to 2004, Philip served as a Trader/Analyst, as well as a Quantitative Analyst for the team. Philip was an active duty Marine for four years serving in posts throughout Asia, North Africa and the Middle East before joining SLC Management. He holds a Bachelor of Business Administration in Management Science and Operations Research from Pace University.

Matthew Salzillo. Mr. Salzillo is a Managing Director and Portfolio Manager at SLC Management focusing on Treasuries, agencies, and the credit sector. Matt joined SLC Management in 2004, and he trades across all sectors in short, intermediate, long, and very long maturities. Matt leads the monitoring of the new issue market for the team. Prior to 2013, Matt was a Trader/Analyst on the U.S. Total Return Fixed Income team. Matt earned his M.B.A. in Finance from Rutgers University and Bachelor of Science in Marketing from the Stillman School of Business at Seton Hall University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SERVICE PROVIDERS

Custodian

UMB Bank, n.a., located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, is the Fund’s custodian.

Co-Administrators

UMBFS, located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, and MFAC, 2220 E. Route 66, Suite 226, Glendora, California 91740, act as co-administrators of the Fund.

Transfer Agent

UMBFS acts as the Fund’s fund accountant, transfer agent and dividend disbursing agent.

Sub-Transfer Agents

The Fund enters into agreements with certain financial intermediaries pursuant to which the Fund pays such intermediaries for certain shareholder services, including but not limited to, the maintenance of omnibus accounts and related sub-accounting, record-keeping, and administrative services provided to such accounts. Payments made under such agreements are generally based on either (i) a percentage of the net assets of shareholders serviced by such financial intermediary, or (ii) the number of accounts serviced by such financial intermediary.

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Independent Registered Public Accounting Firm

[____________], located at [_______________], serves as the Fund’s independent registered public accounting firm. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Legal Counsel

Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Fund.

THE DISTRIBUTOR

Quasar Distributors is the distributor (also known as the principal underwriter) of each class of Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). [The Distributor is not affiliated with the Fund, the Advisor or any other service provider for the Fund].

Under a distribution agreement with the Fund dated [_______, 2025] (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of each class of Shares of the Fund. The Distributor continually distributes Shares on a [best efforts] basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which investments are to be purchased or sold by the Fund. The Distributor may enter into agreements with Intermediaries for distribution of Shares. With respect to certain Intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These Intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase and other requests to the Fund.

Investors who purchase Shares through Intermediaries will be subject to the procedures of those Intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed in this prospectus. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares through Intermediaries should acquaint themselves with their Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Intermediary. The Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the Intermediary. The Advisor pays the Distributor a fee for certain distribution-related services.

[The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act. Such indemnification does not include indemnification against liability resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof. The Distribution Agreement will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).]

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PURCHASE OF SHARES

Shareholders who invest in the Fund through an Intermediary should contact their Intermediary regarding purchase procedures. All investors must complete and submit the necessary account registration forms in good order. Investors may be charged a fee if they effect transactions through an intermediary, broker, or agent. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an Intermediary does not affect these eligibility requirements.

Initial and any additional purchases of each class of Shares of the Fund by any shareholder must be made via wire transfer of funds or another method of immediately available funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. A purchase of Shares will be made at the NAV per Share next determined following receipt of a purchase order in good order by the Fund, its authorized agent, or authorized Intermediary or the Intermediary’s authorized designee. A purchase order is in “good order” when the Fund, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents. Once the Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund is also offered directly. The Fund will be deemed to have received a purchase or repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be executed at the next NAV calculated by the Fund. Repurchase orders will be executed at the NAV calculated at the next Repurchase Pricing Date (as defined below), if received before the Repurchase Request Deadline. Your financial intermediary will hold your Shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.

The Advisor may also pay compensation, out of its own funds and not as a charge to the Fund, to Intermediaries in connection with the sale, distribution and retention of Shares and/or account servicing. For example, the Advisor may pay compensation to Intermediaries for the purpose of promoting the sale of Shares, maintaining balances in the Fund and/or for sub-accounting, administrative or account processing services. The amount of these payments is determined from time to time by the Advisor and may be substantial.

With respect to each Intermediary that may receive such payments from the Advisor, these payments will be paid by the Advisor from its own funds, based in most cases on the NAV of the Fund attributable to each client of such Intermediary who invests in the Fund. A portion of these payments may be paid through to the professional responsible for the client relationship and/or selling Shares. These payments may be made as long as a client of an Intermediary is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Advisor’s own funds and not as charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares over sales of shares of funds (or other fund investments) with respect to which the Intermediary receives either no compensation or lower levels of compensation. The prospect of receiving, or the receipt of, such compensation may also provide Intermediaries and/or their salespersons with an incentive to favor recommending that shareholders maintain their assets in the Fund rather than re-allocate assets to other investments. These payment arrangements will not, however, change the price that an investor pays for any class of Shares or the amount that the Fund receives upon repurchase of any class of Shares. Investors should take such payment arrangements into account when considering and evaluating any recommendations relating to the Shares.

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Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Some Intermediaries may impose different or additional eligibility requirements. The Advisor has the discretion to further modify or waive their eligibility requirements.

The Fund reserves the right to refuse any request to purchase any class of Shares. Each class of Shares are subject to the investment minimums described below.

Distribution and Shareholder Services Plan

The Fund intends to apply for exemptive relief from the SEC that, if received, will allow the Fund, subject to certain conditions, to operate under the Distribution and Shareholder Services Plan with respect to Class S Shares and Class D Shares, in compliance with Rule 12b-1 under the 1940 Act. There is no assurance that the SEC will grant the exemptive relief requested by the Fund.

Under the Distribution and Shareholder Services Plan, the Fund will be permitted to pay a distribution and/or shareholder servicing fee out of the net assets of Class S Shares at the annual rate of 0.85% of the aggregate NAV attributable to Class S Shares, determined and accrued on each business day (before any repurchases of Shares), of which 0.25% will be a shareholder servicing fee. To operate in a manner consistent with Rule 12b-1, pursuant to the Distribution and Shareholder Services Plan the Fund will pay a distribution and/or shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV attributable to Class D Shares, all 0.25% of which will be a shareholder servicing fee. Class I Shares are not subject to any distribution and/or shareholder servicing fee.

Investment Minimums

The minimum initial investment for Class S Shares and Class D Shares is [$5,000], subject to certain exceptions, and minimum subsequent investments are [$1,000]. The minimum initial investment for Class I shares is [$1,000,000], and minimum subsequent investments are [$1,000]. Registered investment advisors (“RIAs”) may, in certain cases, aggregate client accounts for purposes of meeting the applicable investment minimum. Some Intermediaries may impose different or additional investment minimums.

Initial and subsequent investment minimums may be reduced or waived at the Advisor’s discretion.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor and the Sub-Advisors, each of which provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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PERIODIC REPURCHASE OFFERS

The Fund is a closed-end “interval” fund and, to provide liquidity and the ability to receive NAV per Share on a disposition of at least a portion of your Shares, makes periodic offers to repurchase each class of Shares. Except as permitted by the Fund’s interval structure, no shareholder will have the right to require the Fund to repurchase its Shares. No public market for any class of Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV per Share on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each repurchase offer the Fund will conduct quarterly repurchase offers, typically for 5% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and approval of the Board of Trustees.

The schedule requires the Fund to make repurchase offers every three months. For each repurchase offer, if you own Fund Shares on the Fund’s record date, you will be entitled to participate in the repurchase offer. The Fund’s record date will be established at the discretion of the Fund’s officers.

The date on which the repurchase price for each class of Shares is determined will be no later than the 14th day after the Repurchase Request Deadline (or the next Business Day, if the 14th day is not a Business Day) (the “Repurchase Pricing Date”).

When a repurchase offer commences, the Fund will send, at least 21 and not more than 42 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The Repurchase Request Deadline.

•	Any fees applicable to the repurchase.

•	The Repurchase Pricing Date, or the date that will be used to determine the Fund’s NAV per Share applicable to the repurchase offer.

•	The date by which the Fund will pay to shareholders the proceeds from the repurchase of their Shares accepted for repurchase (the “Repurchase Payment Deadline”).

•	The NAV per Share of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per Share.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order (including a tender of stock in response to a repurchase offer) by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. A repurchase request is in “good order” when the Fund, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

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Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date for each class of Shares will occur no later than the 14th day after the repurchase request deadline (or the next Business Day, if the 14th day is not a Business Day). The Fund expects to distribute payment to shareholders between one and three Business Days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s NAV per Share for each class may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per Share is discussed below under “Calculation of Net Asset Value; Valuation.” During the period an offer to repurchase is open, shareholders may obtain the current NAV per Share by calling the Transfer Agent at [_-___-___-____].

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (2) if making or effecting the repurchase offer would cause the Shares that are subject to the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board sets for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. If a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of [___%] of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. However, the Fund may accept (1) all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered, or (2) by lot Shares tendered by shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (a) all or none or (b) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

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There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks—Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and “Certain U.S. Federal Income Tax Considerations” in the SAI.

Cost Basis Information

Federal tax law requires that a RIC, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Forms 1099 when Shares of the Fund are sold.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered Shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Subject to certain limitations, you may choose a method other than the Fund’s standing (default) method at the time of your purchase or upon the sale of Fund Shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Distributions; Automatic Reinvestment Plan

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. The Fund will pay distributions on a per-Share basis. As a result, on the ex-dividend date of such a payment, the NAV per Share of the Fund will be reduced by the amount of the payment.

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The Fund expects to declare and pay dividends of net investment income quarterly and net realized gains annually. Dividends and capital gains distributions are automatically reinvested in Shares of the Fund, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive net investment income dividends or gain distributions (or both) in cash; or

•	Change the way you currently receive distributions.

The Fund’s distributions will generally be taxable to shareholders whether or not they are reinvested in additional Shares of the Fund. For further information about dividend reinvestment, contact the Transfer Agent by telephone at [_-___-___-____].

Transfers of Shares

Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholders or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability.

Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the shareholder eligibility requirements, the Fund reserves the right to repurchase the Shares transferred.

CALCULATION OF NET ASSET VALUE; VALUATION

The offering price of each class of the Fund’s Shares is the NAV per Share of that class (plus any sales charges, as applicable). The Fund’s NAV per Share of each class is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAV per Share would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor, acting pursuant to procedures approved by the Board, determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV per Share of each class may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its Shares, which may significantly affect the Fund’s NAV per Share on days when you are not able to buy or sell Fund Shares. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per Share of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets allocable to such class and the amount of the expenses and liabilities allocable to such class, by (b) the number of outstanding Shares of such class. The NAV per Share of each class takes into account all of the expenses and fees allocable to such class, including management fees and administration fees, which are accrued daily.

The Fund’s investments are valued using readily available market quotations or, in the absence of readily available market quotations, at fair value as determined in good faith by the Advisor pursuant to procedures approved by the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is also responsible for selecting, overseeing and evaluating pricing services, which provide pricing estimates or information to assist in determining the fair value of Fund investments. The Valuation Designee is subject to the general oversight of the Board.

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The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s Shares are not priced. Therefore, the value of the Fund’s Shares may change on days when shareholders will not be able to purchase or redeem Shares. Fair value pricing may involve subjective judgments and it is possible that the fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

Debt obligations with remaining maturities in excess of 60 days generally are valued based on prices provided by pricing services. Debt obligations which mature in 60 days or less, including those that originally had maturities of more than 60 days at acquisition date, shall be valued based on prices provided by a pricing service, when available. If no price is available, certain short-term securities, such as money market instruments (e.g., Treasury bills, commercial paper, certificate of deposits), may be valued at amortized cost.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Primary Investments and Secondary Investments in Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager until the Fund receives additional information and as further adjusted as follows. The Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager. With respect to purchases or sales of Secondary Investments in Portfolio Funds, the latest NAV reported by the Portfolio Fund Manager may be further adjusted if the Valuation Committee determines that the price paid or received is representative of a transaction between willing parties at the time or the purchase or sale.

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In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Committee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Committee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Advisor, Valuation Committee or the Board will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

The Advisor may in the future act as investment advisor to other clients that invest in securities for which no public market price exists. Valuation determinations by the Advisor for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

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TAX MATTERS

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of certain important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to elect to be and intends to qualify each year for treatment as a RIC under Subchapter M of the Code. To qualify for treatment as a RIC, the Fund must meet certain income, asset diversification and distribution requirements. Assuming it qualifies for treatment as a RIC, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. If the Fund were to fail to qualify for treatment as a RIC, it would be subject to federal income tax at the Fund level, which would reduce the income available for distribution to you and other shareholders.

The Fund may in certain instances be required to liquidate Fund investments in order to repurchase Fund shares at a time when the Advisor or the Sub-Advisors might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional shares of the Fund. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions reported by the Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). The Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income. Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

A distribution will be treated as paid on December 31 of a year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record in such a month and paid by the Fund during January of the following year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional shares or in cash.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Depending on the composition of its investments, the Fund may be able to pass through to you the foreign taxes that it pays, in which case you will include your proportionate share of such taxes in calculating your gross income, but may be eligible to claim a deduction or credit for such foreign taxes, as further described in the SAI. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount or character of the Fund’s distributions.

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Sale, Repurchase or Exchange of Shares. The repurchase (or other sale or taxable exchange) of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months if shares are held by a shareholder as a capital asset. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Net Investment Income Tax. Fund distributions and gains on the sale of Fund shares will generally be included in the computation of net investment income for purposes of the 3.8% net investment income tax, which applies to U.S. individuals with income exceeding specified thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Tax Withholding and Reporting. After the end of each calendar year, we will send you a statement showing the tax status of your distributions for the year.

If you are a non-U.S. person, your distributions from the Fund (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), including deemed distributions that may result from a share repurchase, as described above, will generally be subject to withholding of U.S. federal income tax at the rate of 30%, or any lower rate provided by an applicable tax treaty. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. This 30% withholding tax generally will not apply to distributions of net capital gains or to the proceeds of share sales or repurchases that are not recharacterized as dividends.

Special rules apply to non-U.S. persons who receive distributions from the Fund that are attributable to gain from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a USRPHC or a former USRPHC. The Code defines a USRPHC as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a USRPHC (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC or real estate investment trust that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the non-U.S. person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. person, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. person’s current and past ownership of the Fund.

In addition, if the Fund is a USRPHC or former USRPHC, the Fund may be required to withhold U.S. tax upon a redemption of shares by a non-U.S. person, and that non-U.S. person would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares if the Fund is a domestically controlled qualified investment entity. A domestically controlled qualified investment entity includes a RIC in which, at all times during a specified testing period, less than 50% in value of its shares is held directly or indirectly by non-U.S. persons. There are no assurances as to whether the Fund will be considered a domestically controlled qualified investment entity.

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The Fund may be required in certain circumstances to apply backup withholding to dividends, distributions and repurchase requests proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in the preceding paragraph.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Taxation of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund is treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the advisors might not otherwise have chosen to do so.

The Fund may make certain investments through special purposes vehicles (“SPVs”). To the extent that those SPVs are treated as partnerships for U.S. federal income tax purposes, the material U.S. tax consequences with respect to such an investment would be similar to the above description with respect to investments in partnerships. To the extent that an SPV is a corporation for U.S. federal income tax purposes, the Fund is generally permitted to invest up to 25% of its total assets in one or more SPVs that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

In the event that the SPV is a U.S. entity that is treated as a corporation for U.S. federal income tax purposes, the Fund generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. The U.S. SPV, however, will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the U.S. SPV. If a net loss is realized by the U.S. SPV, such loss is not generally available to offset the income of the Fund.

A non-U.S. SPV that is treated as a corporation for U.S. federal income tax purposes may be a passive foreign investment company or a controlled foreign corporation. If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.

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Alternatively, a non-U.S. SPV may be treated as a controlled foreign corporation. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of Subpart F of the Code. A foreign corporation is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of “subpart F income” and GILTI (as defined below) will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income” and GILTI and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” and GILTI is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

The “Subpart F” income of the Fund attributable to its investment in a non-U.S. SPV that is a CFC is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. “Global intangible low-taxed income” (“GILTI”) generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. The Fund expects any “Subpart F” income and GILTI attributable to a non-U.S. SPV that is a CFC to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and GILTI attributable to such an investment to be treated as “qualifying income.”

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is in the SAI.

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DESCRIPTION OF SHARES

The Trust is a statutory trust established under the laws of State of Delaware by a Certificate of Trust dated [February 26, 2025]. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of common Shares of beneficial interest, designated as Class S Shares, Class D Shares, and Class I Shares. Each class of Shares will, when issued, be fully paid and nonassessable by the Trust, except to the extent provided in the Declaration of Trust, and will have no preemptive or conversion rights or rights to cumulative voting.

Shareholders of each class of Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred Shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board of Trustees may classify or reclassify any issued or unissued Shares of the Fund into Shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Advisor regarding the Fund’s operations during such period also will be made available to the Fund’s shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on [DATE]. The 12-month period ending [DATE] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

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ADDITIONAL INFORMATION

Portfolio Holdings Information

The Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. When available, the Fund’s annual and semi-annual reports on Form N-CSR and certain information filed on Form N-PORT may be viewed on the SEC’s website (http://www.sec.gov). The most recent fiscal quarter-end holdings, when available, may also be viewed on the Fund’s website at [______].

Portfolio holdings information that is not made publicly available as described above may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other service providers) only for legitimate business purposes and to comply with certain regulatory and/or tax filing requirements, and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the U.S. federal securities laws. Disclosure to such third parties must be approved in advance by the Advisor’s legal or compliance department. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Derivative Actions

The Fund’s Agreement and Declaration of Trust provides that in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Fund or Class only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his/her service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a shareholder the act did not result in any material benefit that is not shared pro rata with other shareholders) or (d) the Trustee is a shareholder; and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time (in any case, not less than 90 days) to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. The foregoing section of the Agreement and Declaration of Trust does not apply to claims arising under the U.S. federal securities laws.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated October 31, 2025

AAM/Wilshire Infrastructure Fund

[______], 2025

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares

Class D Shares

Class I Shares

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the AAM/Wilshire Infrastructure Fund (the “Fund”) dated [______], 2025. Copies of the Fund’s Prospectus may be obtained by calling the Fund at [______] or by writing the Fund at [______].

INVESTMENT POLICIES AND PRACTICES

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is a series of AAM Alternatives Trust, a Delaware statutory trust that was organized on [February 26], 2025 (the “Trust”). The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class D Shares, and Class I Shares. The Fund intends to apply for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that would permit the Fund to issue multiple classes of Shares and to impose asset-based distribution fees. Class S Shares and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure.

The Fund launched in connection with the reorganization of AAM/Wilshire Infrastructure Fund LP, a private fund relying on an exemption from registration under section 3(c)(7) of the 1940 Act (the “Predecessor Fund”), into the Fund (the “Reorganization”). Subsequent to the Reorganization, the Predecessor Fund ceased operations. The Predecessor Fund had an investment objective, investment strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund has the same investment advisor, sub-advisors and portfolio managers as the Predecessor Fund.

The Fund is classified as a non-diversified fund, which means it is not subject to the diversification requirements under the 1940 Act. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the investment strategies of the Fund, are set forth in the Prospectus. Certain additional investment information is set forth below.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in infrastructure securities across two major categories – private institutional infrastructure investment funds (“Portfolio Funds”) and publicly traded securities. The Fund may also invest in ETFs and other investment vehicles such as closed-end funds, mutual funds and unregistered investment funds that invest principally, directly or indirectly, in infrastructure, as well as other publicly traded securities. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment advisor is Advisors Asset Management (the “Advisor”), and the Fund’s sub-advisors are Wilshire Asset Management (“Wilshire”) and Sun Life Capital Management (U.S.) LLC (“SLC Management” and together with Wilshire, the “Sub-Advisors”). The Advisor is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments in which the Fund may invest, as well as certain additional risks applicable to the Fund, is set forth below.

Portfolio Funds

The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of infrastructure related securities. Portfolio Funds typically accept investments on a quarterly basis, have quarterly repurchases, and do not have a defined termination date.

In addition to diversification across asset type and geographic markets, Portfolio Funds may diversify by differing underlying economic drivers, including demand, population growth or inflation. While some institutional asset managers will seek diversification across asset types, certain Portfolio Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple infrastructure categories.

The Portfolio Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic factors, each Portfolio Fund will have differing limitations on the utilization of leverage. Such limitations are Portfolio Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

The Fund’s investments in Portfolio Funds may be deemed illiquid. In addition, the Fund will bear its ratable share of such a vehicle’s expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed- income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Initial Public Offerings

The Fund may invest in securities offered companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open- end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The Fund’s investment in other investment companies may include investment in other funds managed by the Advisor.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) do not exceed 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisors of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment advisor, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Business Development Companies

The Fund may invest in business development companies. A business development company (“BDC”) is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company.  The 1940 Act imposes certain restraints upon the operations of a BDC.  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.  With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.  Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence.  These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.  BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and Share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Over-the-Counter Transactions – Fixed Income Securities

The Fund may enter into over-the-counter (“OTC”) transactions involving fixed income securities. Over-the-counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Government Obligations

The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.

U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms. Credit rating downgrades with respect to U.S. government obligations could decrease the value and increase the volatility of the Fund’s investments in such securities.

Agency Obligations

The Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.

Collateralized Loan Obligations (“CLOs”)

The Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act and to be deemed liquid.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, the Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Exchange-Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Private Placements

The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under Securities Act and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); (iii) repurchase agreements having more than seven days to maturity; and (iv) securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy Share repurchase requests. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Borrowing and Leverage

The Fund may engage in borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s Shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund, immediately after a borrowing, to have asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount of its borrowings, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will be subject to the asset coverage requirement. In addition, the Fund is not permitted to declare any cash dividend or other distribution unless, at the time of such declaration, the asset coverage test is satisfied. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Rule 18f-4 under the 1940 Act governs the use of certain transactions that create future obligations by registered investment companies. Under Rule 18f-4 of the 1940 Act, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

The Fund is permitted by its investment policies to utilize leverage for investment purposes and/or to enhance returns, although the Fund has no present intention to do so.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian, or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objective(s) during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short- term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-3” or higher by S&P, “Prime-3” or higher by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Lower Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objectives. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objectives is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Municipal Bonds

The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax applicable to noncorporate taxpayers.

Structured Investments

The Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Defaulted Securities

The Fund may, from time to time, purchase defaulted securities if the Advisor believes that there is a potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. The purchase of defaulted securities is highly speculative and involves a high degree of risk. There is a risk of a substantial or complete loss of the Fund’s investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings and it may be difficult to obtain information about the condition of such issuers. Such bankruptcy or receivership proceedings may require participation by the Advisor on behalf of the Fund. Defaulted securities may be less actively traded than other securities, making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. Their market prices also are subject to abrupt and erratic movements and above-average price volatility and the spread between the bid and asked prices may be greater than normally expected.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its Shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. An MLP is an entity eligible for partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities treated as partnerships for U.S. federal income tax purposes are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Effective August 19, 2022, the Fund began operating under the Derivatives Rule, which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading advisor” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

Futures and options on futures are regulated by the CFTC. The Advisor is registered as a commodity pool operator with respect to the Fund. As a result, the Advisor is subject to CFTC requirements in its capacity as such with respect to the Fund, including recordkeeping, reporting, and disclosure requirements.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swaps

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Fund may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

The Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Europe – Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Investments in China

The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Disclosure and regulatory standards in China are less stringent than U.S. standards, and there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. Moreover, the imposition of restrictions on repatriation of capital invested may have an adverse effect on a Fund’s performance and the Fund’s ability to meet redemption requests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. A Fund’s rights with respect to its investments in A-Shares, if any, will generally be governed by Chinese law. China operates under a civil law system in which court precedent is not binding, which means that there is no binding precedent to interpret existing statutes and thus there is uncertainty regarding the implementation of existing law. It may therefore be difficult or impossible for the Fund to enforce its rights as an investor under Chinese law. Ultimately, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

The Fund may invest in equity securities of certain Chinese companies, referred to A-Shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect is a securities trading and clearing linked program between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between China and Hong Kong. Stock Connect is subject to daily quota limitations, which may restrict a Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is in its early stages, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is currently unknown. Stock Connect is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact Stock Connect and/or a Fund’s investments through Stock Connect. There is no guarantee that all three exchanges will continue to support Stock Connect in the future.

The Fund’s investments in securities, including A-Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of A-Shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-Shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in A-Shares via Stock Connect could result in unexpected tax liabilities for the Fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-Shares by the Fund.

The Fund’s investment may potentially be subject to a value added tax under the law of the People’s Republic of China (“PRC”) at a rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities via Stock Connect. Because there is no indication of how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future.

In addition, urban maintenance and construction taxes (currently at rates ranging from 1% to 7%), educational surcharges (currently at a rate of 3%) and local educational surcharges (currently at a rate of 2%) (collectively, the “Surtaxes”) are imposed based on value added tax liabilities. Thus, if the Fund is liable for a value added tax, it would also be required to pay the applicable Surtaxes.

The Fund may also be subject to stamp duty under PRC law. Stamp duty is a tax that generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-Shares traded on stock exchanges in China. In the case of such contracts, stamp duty of 0.10% is currently imposed on sellers, but not on purchasers. The Fund would therefore be subject to PRC stamp duty upon the sale or transfer of A-Shares to another individual or institution.

In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible A-Shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are relatively untested and there is no certainty as to how they will be applied. A-Shares purchased through Stock Connect are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of A-Shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting A-Shares held through Stock Connect due to time constraints or for other operational reasons.

Trades on Stock Connect are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by an A-Share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of an A-Share issuer through its Stock Connect investments, its profits may be subject to these limitations. Any of the factors discussed above could have a negative impact on the Fund’s performance.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objectives.

SOFR Risk

Public and private sector actors have worked to establish alternative reference rates, such as SOFR, to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the Shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding Shares are represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund may not:

(1)	Issue senior securities, borrow money or pledge its assets, except as permitted under the 1940 Act.

(2)	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

(3)	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities), except that the Fund will invest 25% or more of its total assets in the infrastructure industry.

(4)	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).

(5)	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

(6)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund has also adopted the following fundamental policies with respect to the repurchase of its Shares:

(1)	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time (“Rule 23c-3”). Currently, Rule 23c-3 requires Repurchase Offer amounts to be not less than 5% and not more than 25% of the common Shares outstanding on the Repurchase Request Deadline.

(2)	The Fund will repurchase Shares that are tendered by a specific date. The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer. The Repurchase Request Deadline may be revised by the Advisor, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

(3)	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date applicable to the Repurchase Offer is determined.

Non-Fundamental Investment Restriction

The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. In addition, the Fund observes the following restriction as a matter of operating but not fundamental policy:

•	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide direct or indirect exposure to infrastructure assets. The Fund considers “infrastructure assets” to be assets that primarily comprise physical and organizational structures, facilities, buildings, systems, and networks, and their associated operations in specific sectors and industries, including power and energy, utilities, communications, transportation, and social (e.g., education and healthcare facilities). This policy may be changed with 60 days’ prior notice to shareholders.

Investment Restriction

The Fund also observes the following investment restriction:

•	The Fund will not knowingly make any investments in breach of then-current (at the time of investment) Canadian laws relating to economic sanctions and antiterrorism, including the Criminal Code (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Special Economic Measures Act (Canada), and the United Nations Act (Canada), the Justice for Victims of Corrupt Foreign Officials Regulations under the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law) (Canada) and the regulations, orders, and guidelines issued under such statutes, including any statute, regulation, order, rule, or guideline that amends, supplements, or supersedes any of them (the “Canadian Sanctions”). At the time of investment, the Fund will not knowingly engage in any direct or indirect dealings with, or direct or indirect investments in, certain designated persons and entities identified in Canadian Sanctions (the “Designated Persons”) and any activities that would result in facilitating any dealings with such Designated Persons. As of the date of this SAI, Canadian Sanctions currently in force relate to Belarus, Central African Republic, China, Democratic Republic of the Congo, Iran, Iraq, Lebanon, Libya, Mali, Myanmar, Nicaragua, North Korea, Russia, Somalia, South Sudan, Sudan, Syria, Tunisia, Ukraine, Venezuela, Yemen, and Zimbabwe, and ISIL (Da’esh), Al Qaida and the Taliban and other terrorist organizations.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

MANAGEMENT OF THE FUND

The Board of Trustees of the Trust (the “Board”) supervises the affairs of the Fund.

Trustees and Officers

The overall management of the business and affairs of the Fund is vested with the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Fund, their years of birth and positions with the Fund, term of office with the Fund and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, William H. Young and James E. Ross are all of the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Fund	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee [d]	Other Directorships Held by the Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since [_____]	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	3	Investment Managers Series Trust, a registered investment company (includes 32 portfolios).
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since [_____]	Retired (2016 – present); President and Founder, InvestorReach, Inc. a financial services consulting firm (1996 – 2015).	3	Investment Managers Series Trust, a registered investment company (includes 32 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Name, Address, Year of Birth and Position(s) held with Fund	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee [d]	Other Directorships Held by the Trustee[e]
James E. Ross [a] (born 1965) Trustee	Since [_____]	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	3	Investment Managers Series Trust, a registered investment company (includes 32 portfolios); SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.
William H. Young [a] (born 1950) Trustee	Since [_____]	Retired (2014 – present): Independent financial services consultant (1996 – 2014): Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996): Chairman, NICSA, an investment management trade association (1993 – 1996).	3	Investment Managers Series Trust, a registered investment company (includes 32 portfolios).
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since [_____]	President, Investment Managers Series Trust (June 2014 – present); President, Investment Managers Series Trust III (June 2023 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	3	Investment Managers Series Trust, a registered investment company (includes 32 portfolios). Investment Managers Series Trust III, a registered investment company (includes 9 portfolios); Source Capital, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Fund	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee [d]	Other Directorships Held by the Trustee[e]
Officers of the Fund:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since [_____]	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since [_____]	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since [_____]	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Michael Dziura [b] (born 1985) Chief Compliance Officer	Since [_____]	Partner (July 2024 – present), Managing Director (2023 – 2024), and Director (2017 – 2023), Dziura Compliance Consulting, LLC; Chief Compliance Officer, Etna Capital Management Limited (2024 – present); Chief Compliance Officer, Westfuller Advisors, LLC (2023 – present), Chief Compliance Officer, Climate Finance Partners, LLC (2022 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The term “Fund Complex” is composed of the Fund and two series of Investment Managers Series Trust for which the Advisor also serves as investment advisor, which are offered in a separate prospectus (together with the Fund, the “AAM Funds”). The AAM Funds do not hold themselves out as related to any other series within Investment Managers Series Trust for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Fund by virtue of her position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives a quarterly retainer of $[_________]; $[_________]for each special meeting attended in person; $[_________]for each special in-person meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $[_________] for any other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. The Fund has no pension or retirement plan.

Ms. Quill is not compensated for her service as Trustee because of her affiliation with the Fund. Officers of the Fund are not compensated by the Fund for their services.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund Complex Paid to Trustees ($)[1,2]
Independent Trustees:
Charles H. Miller, Trustee	$[___]	None	None	$[___]
Ashley Toomey Rabun, Trustee and Chairperson	$[___]	None	None	$[___]
James E. Ross, Trustee, Nominating, Governance and Regulatory Review Committee Chair	$[ ]	None	None	$[ ]
William H. Young, Trustee and Audit Committee Chair	$[___]	None	None	$[___]

[1]	Estimated annual compensation for the first year.

[2]	The term “Fund Complex” is composed of the Fund and two series of Investment Managers Series Trust for which the Advisor also serves as investment advisor, which are offered in a separate prospectus.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in [_________] with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Quill, satisfying the criteria for not being classified as an “interested person” of the Fund as defined in the 1940 Act; and, as to Ms. Quill, her position with UMB Fund Services, Inc., one of the Fund’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Fund:

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of registered investment companies.

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with registered investment companies.

•	Mr. Ross has significant senior executive experience with respect to marketing and distribution of registered investment companies.

•	Mr. Young has broad senior executive experience with respect to the operations and management of registered investment companies and administration service providers.

•	Ms. Quill has substantial experience serving in senior executive positions at fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board has two standing committees: the Audit Committee and the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

•	The function of the Audit Committee is to review the scope and results of the Fund’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is composed of all of the Independent Trustees and is chaired by Mr. Young. The Audit Committee is expected to meet at least twice a year.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The Independent Trustees compose the Nominating Committee, and the Committee is chaired by Mr. Miller.

Independent Trustees compose 80% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Fund’s management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustee and the Trust’s co-administrator. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, the Sub-Advisors and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s and Sub-Advisors’ management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Fund as of the date of this SAI is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
James E. Ross, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Fund is under the control of [__________________], which had voting authority with respect to 100% of the outstanding Shares in the Fund on such date. However, once the Fund commences investment operations and Shares of each class are sold to the public, this control will be diluted. The Trustees and officers of the Fund as a group do not own more than 1% of the outstanding Shares of the Fund as of the date of this SAI. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Fund’s distributor, Quasar Distributors, LLC (the “Distributor”), or any of their respective affiliates.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

Advisors Asset Management, Inc., a Delaware corporation, serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), effective [_____]. The Advisor’s headquarters are located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132. The Advisor is a registered investment advisor, a registered broker-dealer, and a member FINRA and SIPC. The Advisor is a wholly-owned subsidiary of AAM Holdings, Inc., a majority interest of which is indirectly held by Sun Life Financial Inc. Sun Life Financial Inc. is a leading international financial services organization providing asset management, wealth, insurance and health solutions to individual and institutional clients. Sun Life Financial Inc. trades on the Toronto (TSX), New York (NYSE) and Philippine (PSE) stock exchanges under the ticker symbol SLF.

Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of each Sub-Advisor to manage the Fund’s assets, performs diligence on and monitors each Sub-Advisor’s investment performance and adherence to compliance procedures, and oversees the investments made by each Sub-Advisor. The Advisor also continuously monitors each Sub-Advisor’s compliance with the Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Sub-Advisors

Wilshire Advisors, LLC

The Advisor has entered into a sub-advisory agreement with Wilshire with respect to the Fund (the “Wilshire Sub-Advisory Agreement”), effective [_____]. Wilshire is located at 1299 Ocean Avenue, Suite 600, Santa Monica, California 90401. Wilshire is controlled by Monica Holdco (US) Inc., which is indirectly controlled by CC Monica Holdings, LLC and Motive Monica LP.

The Advisor compensates Wilshire out of the investment advisory fees the Advisor receives from the Fund. Pursuant to the sub-advisory agreement, the Advisor pays Wilshire 40% of the net advisory fee paid to the Advisor by the Fund, subject to an annual minimum payment of $250,000. Wilshire makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement for the Fund will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting Shares of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement provides that the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund’s in the absence of a disqualifying act. The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or termination of the Advisory Agreement, and is terminable without penalty on 60 days’ written notice by the Sub-Advisor, by the Advisor by either a majority vote of the Fund’s shareholders or a majority vote of the Board, including a majority of the Independent Trustees.

SLC Management

The Advisor has retained SLC Management, located at One Sun Life Executive Park, Wellesley, Massachusetts 02481, to serve as sub-advisor for the Fund. SLC Management is an investment advisor registered with the SEC and provides investment advisory services to other accounts including private funds, other registered investment companies, and the Fund. SLC Management is a wholly-owned subsidiary of Sun Life Financial Inc., through its subsidiaries. AAM and SLC Management are affiliated entities due to their common ownership by Sun Life Financial Inc..

The Advisor compensates SLC Management out of the investment advisory fees the Advisor receives from the Fund. Pursuant to the sub-advisory agreement, the Advisor pays SLC Management an annual fee of 0.12% of the average daily net assets of the portion of the Fund managed by SLC Management up to $100 million, and 0.10% of the average daily net assets in excess of $100 million. SLC Management makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement was approved by shareholders of the Fund at a special meeting held on [_____], and will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement for the Fund will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting Shares of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement provides that the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund’s in the absence of a disqualifying act. The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or termination of the Advisory Agreement, and is terminable without penalty on 60 days’ written notice by the Sub-Advisor, by the Advisor by either a majority vote of the Fund’s shareholders or a majority vote of the Board, including a majority of the Independent Trustees.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of Shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding the Advisor’s management fee, fees and expenses of private market assets and other investments (including the underlying fees of such private market assets and other investments); transactional costs (including but not limited to, brokerage commissions, the cost of third-party tax, legal, or operational due diligence advice obtained for the purpose of evaluating the Fund’s investments, advice related to obtaining a line of credit for the Fund, and the creation of wholly-owned subsidiaries of the Fund) associated with the acquisition and disposition of private market assets and other investments; interest payments incurred on borrowing by the Fund; fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; Rule 12b-1 distribution or shareholder servicing fees, as applicable; taxes, leverage interest, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, indemnification and other expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence) do not exceed 1.00%, 1.00%, and 1.00% of the average daily net assets of the Class S Shares, Class D Shares, and Class I Shares, respectively.

The agreement is effective through October 31, 2027, and it may be terminated before that date only by the Board.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor with respect to the class and will not include any amounts previously reimbursed to the Advisor by the Fund with respect to the class. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses with respect to a class before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers. As of [_____], certain information on other accounts managed by the Fund’s portfolio managers is set forth below:

Wilshire

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Shawn Quinn	[__]	[__]	[__]	[__]	[__]	[__]
Jon Gaffney	[__]	[__]	[__]	[__]	[__]	[__]

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Shawn Quinn	[__]	[__]	[__]	[__]	[__]	[__]
Jon Gaffney	[__]	[__]	[__]	[__]	[__]	[__]

SLC Management

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Daniel J. Lucey Jr., CFA	[__]	[__]	[__]	[__]	[__]	[__]
Philip Mendonca	[__]	[__]	[__]	[__]	[__]	[__]
Matthew Salzillo	[__]	[__]	[__]	[__]	[__]	[__]

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Daniel J. Lucey Jr., CFA	[__]	[__]	[__]	[__]	[__]	[__]
Philip Mendonca	[__]	[__]	[__]	[__]	[__]	[__]
Matthew Salzillo	[__]	[__]	[__]	[__]	[__]	[__]

Conflicts of Interest.

Wilshire

Wilshire-advised funds and accounts will have overlapping investment objectives and strategies with the Fund and will invest in private markets investments similar to those targeted by the Fund. In addition, certain Wilshire employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the Fund. Certain Wilshire-advised funds and accounts pay Wilshire performance-based compensation, which could create an incentive for Wilshire to favor such a fund or account over the Fund.

Wilshire uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. Wilshire has designed its allocation process and policy to be clear and objective with the intent of limiting subjective judgment. Wilshire’s policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the Fund and other Wilshire-advised funds and accounts, Wilshire will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio, (3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a general partner of an underlying fund), (4) transaction sourcing or an investor’s relationship with a general partner, (5) the amount of capital available for investment by a client, (6) a client’s liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the Fund, participating in all investment opportunities that fall within its investment objectives.

SLC Management

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, SLC Management will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the SLC Management’s trade allocation policy.

Compensation. Compensation for [________________] comprises a base salary with bonuses. The base salary is consistent with industry standards for each individual’s level and is adjusted based on merit. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Shares owned by each portfolio manager in the Fund as of [_____].

Wilshire

Name of Portfolio Manager	Dollar Range of Fund Shares Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Shawn Quinn	[____]
Jon Gaffney	[____]

SLC Management

Name of Portfolio Manager	Dollar Range of Fund Shares Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Daniel J. Lucey Jr., CFA	[____]
Philip Mendonca	[____]
Matthew Salzillo	[____]

CODES OF ETHICS

Each of the Fund, the Advisor and the Sub-Advisors has adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Guidelines. The Proxy Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund. The Fund’s Chief Compliance Officer (“CCO”) will review the Proxy Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-736-1145 and on the SEC’s web site at www.sec.gov.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Taxation of the Fund: In General

The following discussion of certain U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

The Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of the Code. In order to qualify for the tax treatment accorded RICs, the Fund must, among others:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”);

(b)	diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code) (the “Asset Test”); and

(c)	distribute with respect to each taxable year an amount at least equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, the excess, if any, of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of the Fund’s and net tax-exempt interest income for such year (the “Distribution Requirement”).

For purposes of the 90% Income Test, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if recognized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% Income Test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).

In general, if the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders.

If the Fund fails to satisfy the 90% Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify as a RIC in any taxable year, the Fund would be subject to tax on its taxable income at the regular corporate rate (currently 21%). In addition, all distributions from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividend income would generally be eligible for the dividends-received deduction for corporate shareholders or for treatment as qualified dividend income to noncorporate shareholders, subject to holding period and other limitations of general applicability. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences similar to those described above. If the Fund meets the Distribution Requirement but retains some or all of its taxable income or gains, it will be subject to tax at the regular corporate income tax rate to the extent any such taxable income or gains are not distributed. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may report the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities, if any, and (iii) may claim refunds on properly-filed U.S. tax returns to the extent their respective credits exceed their respective liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the Fund fails to distribute (and is not deemed to distribute) in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income generally for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the under-distributed taxable amounts. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends to make distributions in the amounts sufficient and at the times necessary to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her Shares). Such distributions may occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions of net capital gain that are reported by the Fund as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in Shares and regardless of how long a shareholder has held Shares of the Fund. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. All other distributions from the Fund’s current and accumulated earnings and profits are generally subject to tax as ordinary income.

Any distributions of investment income reported by the Fund as “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) a passive foreign investment company. The Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt- financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) otherwise by application of the Code. The Fund’s investment strategies may limit its ability to make distributions eligible a dividends received deduction for corporate shareholders.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your Shares). In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

You should note that if you purchase Shares of any class just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your Shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the Share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (the “IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. A return of capital distribution generally will not be taxable, but will reduce the shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares on which the distribution was received by the shareholder.

Sale, Repurchases and Exchanges

The sale, repurchase or exchange of Fund Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares held by a shareholder as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund Shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss. A repurchase by the Fund of its Shares from a shareholder generally is expected to be treated as a sale of the Shares by the shareholder. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in Fund Shares (including a repurchase) is properly treated as a sale for tax purposes, as this discussion generally assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

Net Investment Income Tax

Fund distributions and gains on the sale of Fund Shares will generally be included in the computation of net investment income for purposes of the 3.8% net investment income tax, which applies to U.S. individuals with income exceeding specified thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Foreign Taxes and Investments

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Taxation of Complex Securities

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund is treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the advisor might not otherwise have chosen to do so.

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark- to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

If the Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in certain ETNs may accrue interest, which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

In general, income derived from a partnership will be treated as qualifying income for purposes of satisfying the 90% Income Test only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Section 7704(d) of the Code, and (iii) that generally derives less than 90% of its income from the same sources as described in the 90% Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

The Fund may invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income, but the Fund’s investment in one or more of such QPTPs is limited to no more than 25% of the value of the Fund’s assets to comply with the Asset Test. The Fund will monitor their investments in such QPTPs in order to ensure compliance with the Asset Test.

Investments in QPTPs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by the Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. The Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions, and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes (pursuant to Section 7704(c) of the Code) with respect to such entity’s qualified trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Fund, are not permitted to pass the special character of this income through to their shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

The Fund may invest in U.S. REITs. The Code treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Fund may make certain investments through special purposes vehicles (“SPVs”). To the extent that those SPVs are treated as partnerships for U.S. federal income tax purposes, the material U.S. tax consequences with respect to such an investment would be similar to the above description with respect to investments in partnerships. To the extent that an SPV is a corporation for U.S. federal income tax purposes, for purposes of the Asset Test, the Fund is permitted to invest up to 25% of its total assets in one or more SPVs that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

In the event that the SPV is a U.S. entity that is treated as a corporation for U.S. federal income tax purposes, the Fund generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. The U.S. SPV, however, will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the U.S. SPV. If a net loss is realized by the U.S. SPV, such loss is not generally available to offset the income of the Fund.

A non-U.S. SPV that is treated as a corporation for U.S. federal income tax purposes may be a passive foreign investment company or a controlled foreign corporation. If the Fund owns shares in certain foreign investment entities (including certain non-U.S. SPVs), referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.

Alternatively, a non-U.S. SPV may be treated as a controlled foreign corporation. A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of Subpart F of the Code. A foreign corporation is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of “subpart F income” and GILTI (defined below) will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income” and GILTI and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” and GILTI is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

The “Subpart F” income of the Fund attributable to its investment in a non-U.S. SPV that is a CFC is “qualifying income” for purposes of the 90% Income Test to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. “Global intangible low-taxed income” (“GILTI”) generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. The Fund expects any “Subpart F” income and GILTI attributable to a non-U.S. SPV that is a CFC to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and GILTI attributable to such an investment to be treated as “qualifying income” for purposes of the 90% Income Test.

The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Backup Withholding

The Fund generally is required to withhold (as “backup withholding”) at the applicable withholding rate on distributions and repurchase proceeds payable to any individual shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of dividend or interest income; (3) fails to certify to the Fund that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

In general, dividends derived from taxable ordinary income paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if such dividends are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding.

The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” Qualified net interest income is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of Shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on the distribution of net capital gains unless (i) such gain or distribution is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met or (iii) the Fund is a U.S. real property holding corporation (“USRPHC”). If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules apply to non-U.S. persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a USRPHC or a former USRPHC. The Code defines a USRPHC as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a USRPHC (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the non-U.S. person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. person, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. person’s current and past ownership of the Fund.

In addition, if the Fund is a USRPHC or former USRPHC, the Fund may be required to withhold U.S. tax upon a redemption of shares by a non-U.S. person, and that non-U.S. person would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares if the Fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities. A domestically controlled qualified investment entity includes a RIC in which, at all times during a specified testing period, less than 50% in value of its shares is held directly or indirectly by non-U.S. persons. There are no assurances as to whether the Fund will be considered a domestically controlled qualified investment entity.

Non-U.S. shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of Shares who is a non-U.S. person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal tax consequences referred to above.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund Shares that are repurchased. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, shareholder cost basis will be determined under the Fund’s default method “first-in, first-out”. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Fund shareholders should consult with their tax advisors prior to any repurchase of their respective Shares to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

State Taxes

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Other Issues

The Fund may be subject to tax or taxes in certain states where it does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

SERVICE PROVIDERS

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co- administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares. The Co-Administration Agreement provides that neither Co- Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

UMBFS also acts as the Fund’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Fund, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

[_____], [ADDRESS], is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of each class of Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Fund, the Advisor, the Sub-Advisors, or any other service provider for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and the relevant Sub-Advisor determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. When possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor and the Sub-advisors consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Sub-advisor, even if the specific services are not directly useful to the Fund and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Sub-advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Sub-advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or the Sub-advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or the Sub-advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does the Fund effect securities transactions through brokers for selling Shares of the Fund. However, broker-dealers who execute brokerage transactions may affect the purchase of the Fund’s Shares for their customers.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s Shares.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

DESCRIPTION OF FUND

The Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest. Each Share of the Fund, irrespective of class, represents an interest in the Fund proportionately equal to the interest in the assets belonging to that series. Upon the Fund’s liquidation or any series or class thereof, all shareholders would share pro rata to the number of Shares of that series (or class) in the net assets of the Fund available for distribution to shareholders.

Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each Share held. The Fund may hold annual and special meetings of shareholders. The Fund will hold special meetings of shareholders of class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.

The Fund may be terminated at any time by a vote of a majority of the trustees and written notice to the shareholders. Any series of Shares may be dissolved at any time by vote of a majority of the Trustees and written notice to the shareholders of such series. Any action to dissolve the Fund will also be deemed to be an action to dissolve each series and each class thereof and any action to dissolve a series will also be deemed to be an action to terminate each class thereof.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Fund and sending the communication to 235 West Galena Street Milwaukee, Wisconsin 53212. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the series and number of Shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Fund shall be subject to any personal liability in connection with the assets or affairs of the Fund except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund has also entered into an indemnification agreement with each Trustee which provides that the Fund shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Fund, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Declaration of Trust also provides that the Fund shall maintain necessary or appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, consultants, investment advisors, managers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates, except as the Board may otherwise determine from time to time.

The Declaration of Trust establishes a process pursuant to which a shareholder may bring a derivative action on behalf of the Fund with respect to a series or class, certain aspects of which are discussed here. In particular, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed (the Declaration of Trust further specifies the only circumstances under which a demand on the Board is not likely to succeed and therefore would be excused); and (ii) unless a demand is not required under (i), the Board must be afforded a reasonable amount of time (in any case, not less than 90 days) to consider such shareholder request and to investigate the basis of such claim.

The Trust’s By-Laws (the “By-Laws”) provide that, to the fullest extent permitted by law, any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine shall be exclusively brought, unless the Fund, in its sole discretion, consents in writing to an alternative forum, in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. The exclusive forum provision may require shareholders to bring an action in an inconvenient or less favorable forum. The By-Laws also provide that to the fullest extent permitted by law, a shareholder irrevocably waives any and all rights to a trial by jury in such claim, suit, action or proceeding. The exclusive forum and jury waiver provisions do not apply to claims arising under the U.S. federal securities laws.

No provision of the Declaration of Trust shall be eﬀective to require a waiver of compliance with any provision of, or restrict any shareholder rights granted by, the Securities Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

REPORTS TO SHAREHOLDERS

The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for investors to complete U.S. Federal and state income tax or information returns, along with any other tax information required by law.

The Fund will also send to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FINANCIAL STATEMENTS

[Report of the independent registered public accounting firm to be filed by Amendment.]

APPENDIX A

DESCRIPTION OF RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, in as much as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.
CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.
CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.
C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”
*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated “B” are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security in as much as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.
BB	An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.
Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba, B, Caa, Ca, and C	Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.
Con. (---)	Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
Note:	Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime- 3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa	Preferred stocks which are rated “baa” are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B

PROXY VOTING POLICY AND PROCEDURES

Advisors Asset Management, Inc.

Proxy Voting Policy

Advisors Asset Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Our firm votes Proxies for primary accounts and may vote for Sub-Advised accounts if so contracted for by the primary advisor, including some ERISA accounts. That is, unless the authority to vote has been expressly (and properly) reserved or delegated to another fiduciary in accordance with ERISA, the fiduciary who is responsible for the management of securities held by a plan will also be responsible for voting those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Sr. Executive Vice President, Asset Management (see Schedule X), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Advisors Asset Management, Inc. has adopted procedures to implement the department’s policy and conducts reviews to monitor and ensure the department’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Sr. Executive Vice President, Asset Management;

•	Sr. Executive Vice President, Asset Management will determine which client accounts hold the security to which the proxy relates;

•	Absent material conflicts, Sr. Executive Vice President, Asset Management, or designee, will determine how Advisors Asset Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•	Advisors Asset Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Advisors Asset Management, Inc. voted a client’s proxies, and that clients may request a copy of the firm’s proxy policies and procedures.

•	Advisors Asset Management, Inc. uses ProxyEdge, a third party proxy voting platform, to aid in the voting process as well as record maintenance. Votes are submitted through the platform in accordance with Advisors Asset Management, Inc. written voting policies and procedures. Voting records are maintained through the platform in accordance with Advisors Asset Management, Inc. written policies and procedures.

•	Advisors Asset Management, Inc. or designee, will also send a copy of this summary to all existing clients who have previously received Advisors Asset Management, Inc. Form ADV Part 2; or Sr. Executive Vice President or designee, Asset Management, may send each client the amended Form ADV Part 2.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Sr. Executive Vice President, Asset Management or Designee.

•	In response to any request Sr. Executive Vice President, Asset Management, or designee, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Advisors Asset Management, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, Advisors Asset Management, Inc. will vote proxies in the best interests of each particular client. Advisors Asset Management, Inc.’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Advisors Asset Management, Inc.’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	Advisors Asset Management, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Advisors Asset Management, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	In reviewing proposals, Advisors Asset Management, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Advisors Asset Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Advisors Asset Management, Inc. with the issuer of each security to determine if Advisors Asset Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, Sr. Executive Vice President, Asset Management will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•	Advisors Asset Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Sr. Executive Vice President, Asset Management shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Advisors Asset Management, Inc. receives;

•	A record of each vote that Advisors Asset Management, Inc. casts;

•	Any document Advisors Asset Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Sr. Executive Vice President, Asset Management or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Advisors Asset Management, Inc. voted such client’s proxies, and a copy of any written response.

Wilshire Advisors LLC Proxy Voting Policy

Wilshire Advisors LLC (“Wilshire”), may have responsibility for voting proxies for certain clients. This policy is intended to fulfill applicable requirements imposed on Wilshire under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), where it has been delegated to do so.

I. POLICY

Wilshire owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where Wilshire will be voting proxies of portfolio securities held directly by a client, Wilshire, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients. Wilshire will attempt to consider relevant factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that Wilshire will use when voting proxies. The Guidelines help to ensure Wilshire’s duty of care and loyalty to clients when voting proxies.

1.	Duty of Care

Wilshire’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when Wilshire determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire not to vote proxies or direct Wilshire to vote proxies in a certain manner. Wilshire will maintain written instructions from clients with respect to directing proxy votes.

2.	Duty of Loyalty

Wilshire will ensure proxy votes are cast in a manner consistent with the best interests of the client. Wilshire will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that Wilshire’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting Wilshire.

b.	Determine which Conflicts are Material

A “material” conflict should generally be viewed as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.	Establish Procedures to Address Material Conflicts.

Wilshire has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.	Disclose the conflict to the client and obtain the client’s consent to Wilshire’s vote.

3.	Proxy Referrals.

For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and does not involve fundamental analysis of the issuer, proxies will be referred to a third-party proxy service for voting in accordance with their policies and guidelines.

4.	Different Policies and Procedures

Wilshire may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II. DOCUMENTATION

Wilshire shall maintain the following types of records relating to proxy voting:

1.	Wilshire Proxy Voting Policy and all amendments thereto.

2.	Proxy statements received for client securities. Wilshire may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that Wilshire has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by Wilshire that is material to making a proxy voting decision or that memorialized the basis for that decision.

5.	Any written request for information regarding how Wilshire voted proxies on behalf of a client and any associated written response by Wilshire to any written or oral client request for such information.

Such records shall be maintained for the period of time specified in Rule 204-2(c)(2) of the Act. To the extent that Wilshire is authorized to vote proxies for a United States Registered Investment Company, Wilshire shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

Wilshire Advisors LLC Proxy Voting Policy

Appendix A

Proxy Voting Guideline

The following guidelines will be used when deciding how to vote proxies on behalf of clients. These are policy guidelines that can always be superseded, subject to the duty to act in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.

A.	Election of Directors

a.	We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on a compensation committee of a company’s board and/or audit committee.

B.	Auditors

a.	Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.

c.	Compensation – we generally vote in favor for such proposals.

d.	Indemnification – we vote against indemnification of auditors.

C.	Executive & Director Compensation

a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters

a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

SLC Management

Proxy Voting

SLC Management (“SLC”) has adopted the following policies and procedures regarding proxy voting for securities held in its clients’ accounts in response to proxies solicited by the issuers of such securities. These policies are designed to maintain the Adviser’s fiduciary obligation to act in the best interest of its clients as shareholders.

1. Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that advisers must adopt proxy policies reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest, disclose to clients information about its proxy voting policies and maintain certain records related to proxy voting.

2. Policy

SLC takes responsibility for decisions related to corporate actions, and receives and vote proxies for each of its clients that have provided the Adviser with express written authorization to do so. All proxies received by SLC are voted based upon SLC’s instructions and/or policies (Appendix). To assist it in these processes, SLC will utilize the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting services n firm. Generally, SLC will vote the proxies on behalf of its clients, consistent with its fiduciary duty to maximize the economic value of its clients’ investments.

3. Proxy Voting Process

SLC has adopted various procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

In general, SLC will vote proxies in accordance with the Proxy Voting Guidelines, or will direct ISS to provide proxy voting services to vote. However, SLC is not obligated to follow these Proxy Voting Guidelines in every case and may vote, or instruct ISS to vote, differently from the guideline when warranted.

A proxy proposal will receive further review, including a review for potential material conflicts of interest, in circumstances where:

•	The Proxy Voting Guidelines call for a case-by-case analysis of a specific type of proposal presented in a proxy;
•	The Proxy Voting Guidelines do not address a specific type of proposal presented in a proxy; or
•	Investment Personnel wish to vote differently from the Proxy Voting Guidelines on a specific proposal presented in a proxy.

A client that has provided SLC with expressed written authorization to vote proxies may from time to time direct SLC to vote its proxies in a manner that is different from the guidelines set forth in SLC’s Proxy Voting Guidelines. SLC shall follow such client direction for proxies for which the stockholder meeting has not been held and the vote not taken, and will notify any third party on how the client directs the vote to be taken. Compliance must be notified of any management directed votes or votes taken contrary to our stated criteria prior to voting.

In addition, there may be instances in which SLC may be unable to vote or may determine not to vote a proxy on behalf of one or more of its clients. Such instances may include:

1. Unjustifiable Costs. SLC may abstain from voting a proxy in a specific instance if, in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the client. In accordance with SLC’s duties, it shall, in appropriate cases, weigh the costs and benefits of voting the proxy proposals and will make an informed decision with respect to whether voting a given proxy proposal is prudent. SLC’s decision shall take into account the effect that the client’s vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

2. Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where Shareblocking occurs, the custodian or sub-custodian will automatically freeze shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one (1) and fifteen (15) days before the shareholder meeting, depending on the market. In markets where Shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Accordingly, SLC may determine not to vote shares that are subject to Shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the client.

3. Securities on Loan. Some clients of SLC may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. However, efforts to recall loaned securities are not always successful. SLC’s policy is generally not to vote securities on loan. If SLC has knowledge of a material voting event that could affect the value of the loaned securities, SLC may recommend that a client instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

4. Inadequate Information or Immaterial Impact. SLC may be unable to enter an informed vote in certain circumstances due to inadequate information from the proxy statement or the sponsor of the proxy proposal, and may abstain from voting in those situations. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, SLC may determine not to enter a vote.

4. Identifying and Resolving Material Conflicts of Interest

SLC takes responsibility for identifying and resolving all material proxy-related conflicts of interest in the best interests of the client. The Adviser will review proxy proposals where the Proxy Voting Guidelines either require case-by-case analysis, do not address the issues, or the Adviser wishes to vote differently from the Proxy Voting Guidelines. In those instances, a Proxy Reviewer designated by the Adviser shall review the proxy proposals to assess the extent, if any, to which there may be a material conflict between the interests of a client and any of the Adviser, its affiliates, directors, officers, personnel (and other similar persons). The Proxy Reviewer will assess proxy proposals on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy will not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy. The Proxy Reviewer will notify Compliance of any identified conflicts.

If the Proxy Reviewer determines that an actual or potential conflict may exist, the Proxy Reviewer will promptly report the matter to the senior management. Senior management will determine whether an actual or potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the Adviser’s clients (excluding any client that may itself have a potential conflict regarding the matter). Without limiting the generality of the foregoing, a potential conflict may be resolved in any of the following manners:

1.	The Adviser may disclose the actual or potential conflict to the client or clients and obtain the client’s written direction as to how to vote the proxy;
2.	The Adviser may engage an independent third party to determine how the proxy should be voted; or
3.	The Adviser may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

Senior management will establish commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict will be deemed to exist if and only if one or more members of senior management actually knew or reasonably should have known of it.

From time to time, SLC Management’s clients may have potentially conflicting investments in an issuer, including investments made in different parts of the issuer’s capital structure, as described under the Conflicts of Interest section of this Manual. In voting such securities, SLC Management will follow the procedure outlined above. If SLC Management votes the same security in two directions, the portfolio managers will maintain documentation describing the reasons for each vote (e.g., SLC Management believes that voting with management is in the clients’ best interests, but Client X gave specific instructions to vote against management).

5. Recordkeeping

Pursuant to Section 204-2 of the Investment Advisers Act of 1940, the Adviser will maintain records relating to the implementation of these Proxy Voting Policies and Procedures, including:

•	A copy of these Proxy Voting Policies and Procedures;
•	Proxy statements received regarding client securities that are not maintained by ISS;
•	A record of each vote cast (which may be maintained by ISS);
•	A copy of any documentation created by SLC that memorializes or was otherwise material to a decision on how to vote a proxy on behalf of a client; and
•	Each written client request for proxy voting records and SLC’s response to any such client request for such records.

6. Disclosure

The Adviser will provide clients, upon written request, with copies of these Proxy Voting Policies and Procedures, the Proxy Voting Guidelines, and all related reports, with such frequency as required, to fulfill obligations under applicable law or as requested by the clients. The Adviser’s Proxy Voting Policies and Procedures may be amended from time to time by the Adviser. Upon written request from a client, the Adviser will provide the client with specific information about how the Adviser voted proxies for the securities held in the client’s account.

7. Monitoring

The Chief Compliance Officer (“CCO”) (or designee) is to confirm that the various provisions of this Proxy Voting Policy have been upheld. Testing will be conducted by the CCO or designee as outlined in the Compliance Test Plan and will be evidenced in the quarterly proxy memorandum prepared by Compliance.

Periodically, Compliance will confirm with the Adviser that all appropriate accounts are being voted by the third party vendor and that the proxy voting guidelines are accurate.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as the AAM/Wilshire Infrastructure Fund (the “Fund”), a series of AAM Alternatives Trust (the “Registrant”), has not yet commenced operations.

Part B: Financial Statements of the Fund to be filed by amendment.

(2)	Exhibits:

(a)(1)	Registrant’s Certificate of Trust, as filed with the State of Delaware on February 26, 2025, is incorporated herein by reference to Exhibit (a)(1) of the initial Registration Statement filed with the Commission on May 13, 2025.

(a)(2)	Registrant’s Amended and Restated Agreement and Declaration of Trust to be filed by amendment.

(a)(3)	Certificate of Designation for the AAM/Wilshire Infrastructure Fund, is incorporated herein by reference to Exhibit (a)(3) of the initial Registration Statement filed with the Commission on May 13, 2025.

(b)	Registrant’s Amended and Restated By-Laws to be filed amendment.

(c)	Not applicable.

(d)	Instruments Defining Rights of Security Holders is incorporated by reference to Exhibits (a)(2) and (b) above.

(e)	Registrant’s dividend reinvestment plan is included in, and incorporated herein by reference to, the Registrant’s Prospectus, filed as part of this registration statement.

(f)	Not applicable.

(g)(1)	Investment Management Agreement between the Registrant and Advisors Asset Management, Inc. (the “Advisor”), is filed herewith.

(g)(2)	Investment Sub-Advisory Agreement between the Advisor and Sun Life Capital Management (U.S.) LLC (“SLC Management”), is filed herewith.

(g)(3)	Investment Sub-Advisory Agreement between the Advisor and Wilshire Advisors LLC (“Wilshire”), is filed herewith.

(h)(1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, is filed herewith.

(h)(2)	Form of Dealer Agreement, to be filed by amendment.

(h)(3)	Rule 12b-1 Distribution Plan, is filed herewith

(i)	Not applicable.

(j)	Custodian Agreement between the Registrant and UMB Bank, n.a. to be filed by amendment.

(k)(1)	Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. (“UMBFS”) to be filed by amendment.

(k)(2)	Co-Administration Agreement among the Registrant, UMBFS, and Mutual Fund Administration, LLC to be filed by amendment.

(k)(3)	Expense Limitation Agreement between the Registrant and the Advisor, is filed herewith.

(k)(4)	Fund Accounting Agreement between the Registrant and UMBFS to be filed by amendment.

(k)(5)	Multiple Class Plan pursuant to Rule 18f-3, is filed herewith.

(l)	Opinion and Consent of Legal Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(o)	Not applicable.

(p)	Subscription Agreement, is filed herewith.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant, to be filed by amendment.

(r)(2)	Code of Ethics of the Advisor, to be filed by amendment.

(r)(3)	Code of Ethics of the SLC Management, to be filed by amendment.

(r)(4)	Code of Ethics of the Wilshire, to be filed by amendment.

(s)	Not applicable.

(t)	Power of Attorney, is filed herewith.

Item 26.	Marketing Arrangements

Reference is made to the Distribution Agreement to be filed as Exhibit (h)(1) to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement: [To be completed by amendment].

Registration Fees	$	[ ]
Federal Taxes	$	[ ]
State Taxes and Fees	$	[ ]
Trustees’ and Transfer Agent’s Fees	$	[ ]
Cost of Printing and Engraving	$	[ ]
Rating Agency Fees	$	[ ]
Legal and Accounting Fees	$	[ ]
Total	$	[ ]

Item 28.	Persons Controlled by or under Common Control with the Registrant

None.

Item 29.	Number of Holders of Securities

As of: [______], 2025

Title of Class	Number of Record Holders
[__]	[__]

Item 30.	Indemnification

To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

The Advisor is a Delaware corporation that offers investment management services and is a registered investment adviser. In addition to advising the Fund, the Advisor provides investment management services to open-end funds, private investment funds and institutional and high net worth clients. Information about the officers and directors of the Advisor is included in its current Form ADV (SEC Number 801-62731) filed with the SEC.

Wilshire is a Delaware limited liability company, that offers investment management services and is a registered investment adviser. In addition to advising the Fund, Wilshire provides investment management services to open-end funds, private investment funds and institutional and high net worth clients. Information about the officers and directors of the Wilshire is included in its current Form ADV (SEC Number 801-36233) filed with the SEC.

SLC Management is a Delaware limited liability company that offers investment management services and is a registered investment adviser. In addition to advising the Fund, SLC Management provides investment management services to open-end funds, private investment funds and institutional and high net worth clients. Information about the officers and directors of SLC Management is included in its current Form ADV (SEC Number 801-39938) filed with the SEC.

Item 32.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Registrant’s Co-Administrator	Mutual Fund Administration LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106
Registrant’s Investment Adviser	Advisors Asset Management, Inc 18925 Base Camp Road, Suite 203 Monument, Colorado 80132
Registrant’s Sub-Adviser	Wilshire Advisors LLC 1299 Ocean Avenue, Suite 600 Santa Monica, California 90401
Registrant’s Sub-Adviser	Sun Life Capital Management (U.S.) LLC One Sun Life Executive Park Wellesley Hills, MA 02481
Registrant’s Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

d.

that, for the purpose of determining liability under the 1933 Act to any purchaser:

(1)   If the Registrant is relying on Rule 430B under the 1933 Act:

(A) Each prospectus filed by the Registrant pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(2)   If the Registrant is subject to Rule 430C under the 1933 Act: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B under the 1933 Act or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.

that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	If the Registrant is filing a registration statement permitted by Rule 430A under the 1933 Act, the Registrant undertakes:

a.	for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 31st day of October 2025.

AAM Alternatives Trust

/s/ Maureen Quill
Maureen Quill
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

†
Ashley Toomey Rabun	Trustee	October 31, 2025

†
William H. Young	Trustee	October 31, 2025

†
Jill I. Mavro	Trustee	October 31, 2025

†
Charles H. Miller	Trustee	October 31, 2025

†
James E. Ross	Trustee	October 31, 2025

/s/ Maureen Quill	Trustee, President and Principal Executive Officer	October 31, 2025
Maureen Quill

/s/ Rita Dam	Treasurer, Principal Accounting Officer and Principal Financial Officer	October 31, 2025
Rita Dam

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Management Agreement between the Registrant and Advisors Asset Management, Inc. (the “Advisor”)	EX99.25(g)(1)

Investment Sub-Advisory Agreement between the Advisor and Sun Life Capital Management (U.S.) LLC (“SLC Management”)	EX99.25(g)(2)

Investment Sub-Advisory Agreement between the Advisor and Wilshire Advisors LLC (“Wilshire”)	EX99.25(g)(3)

Distribution Agreement between the Registrant and Quasar Distributors, LLC	EX99.25(h)(1)

Distribution Plan	EX99.25(h)(3)

Expense Limitation Agreement between the Registrant and the Advisor	EX99.25(k)(3)

Multiple Class Plan pursuant to Rule 18f-3	EX99.25(k)(5)

Subscription Agreement	EX99.25(p)

Power of Attorney	EX99.25(t)